Exhibit 99.2

W. P. Carey Inc.
Supplemental Information
Fourth Quarter 2016

Important Disclosures About This Supplemental Package

As used in this supplemental package, the terms “W. P. Carey,” “WPC,” “the Company,” “we,” “us” and “our” include W. P. Carey Inc., its consolidated subsidiaries and its predecessors, unless otherwise indicated. “CPA® REITs” means Corporate Property Associates 17 – Global Incorporated, or CPA®:17 – Global, and Corporate Property Associates 18 – Global Incorporated, or CPA®:18 – Global. “CWI REITs” means Carey Watermark Investors Incorporated, or CWI 1, and Carey Watermark Investors 2 Incorporated, or CWI 2. “Managed REITs” means the CPA® REITs and the CWI REITs. “Managed Programs” means the Managed REITs, Carey Credit Income Fund, or CCIF, and Carey European Student Housing Fund I, L.P., or CESH I. “U.S.” means United States. “AUM” means assets under management.

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO; adjusted funds from operations, or AFFO; earnings before interest, taxes, depreciation and amortization, or EBITDA; adjusted EBITDA; pro rata cash net operating income, or pro rata cash NOI; and normalized pro rata cash NOI. A description of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures, as well as a description of other metrics presented, are provided within the Appendix to this supplemental package. FFO is a non-GAAP measure defined by the National Association of Real Estate Investments Trusts, or NAREIT.

Amounts may not sum to totals due to rounding.

W. P. Carey Inc.
Supplemental Information – Fourth Quarter 2016

W. P. Carey Inc.
Overview – Fourth Quarter 2016

Summary Metrics
As of or for the three months ended December 31, 2016.

Financial Results
			Segment
			Owned Real Estate	Investment Management	Consolidated
Revenues, excluding reimbursable costs – consolidated ($'000)			$165,269	$37,249	$202,518
Net income attributable to W. P. Carey ($'000)			40,431	7,273	47,704
Net income attributable to W. P. Carey per diluted share			0.37	0.07	0.44
Normalized pro rata cash NOI from real estate ($'000) (a) (b)			161,107	N/A	161,107
Adjusted EBITDA ($'000) (a) (b)			168,838	14,484	183,322
AFFO attributable to W. P. Carey ($'000) (a) (b)			127,410	4,114	131,524
AFFO attributable to W. P. Carey per diluted share (a) (b)			1.18	0.04	1.22

Distributions declared per share – fourth quarter					0.9900
Distributions declared per share – fourth quarter annualized					3.96
Dividend yield – annualized, based on quarter end share price of $59.09					6.7%
Dividend payout ratio – fourth quarter (c)					81.1%

Balance Sheet and Capitalization
Equity market capitalization – based on quarter end share price of $59.09 ($'000)					$6,280,922
Pro rata net debt ($'000) (d)					4,236,843
Enterprise value ($'000)					10,517,765

Total capitalization ($'000) (e)					10,673,247

Total consolidated debt ($'000)					4,440,814
Gross assets ($'000) (f)					8,938,391
Liquidity ($'000) (g)					978,131

Pro rata net debt to enterprise value (b)					40.3%
Pro rata net debt to adjusted EBITDA (annualized) (a) (b)					5.8x
Total consolidated debt to gross assets					49.7%

Weighted-average interest rate (b)					3.7%
Weighted-average debt maturity (years) (b)					4.7

Standard & Poor's Ratings Services – issuer rating					BBB (stable)
Moody's Investors Service – corporate rating					Baa2 (stable)

Owned Real Estate Portfolio (Pro Rata)
Number of net-leased properties					903
Number of operating properties					2
Number of tenants – net-leased properties					217

ABR from Investment Grade tenants as a % of total ABR – net-leased properties (h)					16.2%
ABR from Implied Investment Grade tenants as a % of total ABR – net-leased properties (i)					9.2%

Net-leased properties – square footage (millions)					87.9

Occupancy – net-leased properties (j)					99.1%
Weighted-average remaining lease term (years)					9.7

Acquisitions and completed build-to-suits, redevelopments and expansions – fourth quarter ($'000)					$158,234
Dispositions – fourth quarter ($'000)					157,518

Managed Programs	CPA® REITs	CWI REITs	CCIF	CESH I	Total
AUM ($'000) (k)	$8,190,355	$4,281,004	$301,252	$102,196	$12,874,807
Acquisitions – fourth quarter ($'000)	178,727	289,705	N/A	42,721	511,153
Dispositions – fourth quarter ($'000)	—	—	N/A	—	—
________

Investing for the long runTM | 1

W. P. Carey Inc.
Overview – Fourth Quarter 2016

(a)
Normalized pro rata cash NOI, Adjusted EBITDA and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how certain non-GAAP measures are calculated.

(b)	Presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(c)	Represents distributions declared per share divided by AFFO per diluted share.

(d)	Represents total pro rata debt outstanding less consolidated cash and cash equivalents. See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Represents equity market capitalization plus total pro rata debt outstanding. See the Terms and Definitions section in the Appendix for a description of pro rata.

(f)	Gross assets represent consolidated total assets before accumulated depreciation.

(g)	Represents availability on our Senior Unsecured Credit Facility - Revolver plus cash and cash equivalents.

(h)
Includes tenants or guarantors with a rating of BBB- or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service. Percentage of portfolio based on ABR, as of December 31, 2016. See the Terms and Definitions section in the Appendix for a description of ABR.

(i)
Includes subsidiaries of non-guarantor parent companies with a rating of BBB- or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service. Percentage of portfolio based on ABR, as of December 31, 2016. See the Terms and Definitions section in the Appendix for a description of ABR.

(j)	Average occupancy for our two hotels was 76.7% for the three months ended December 31, 2016.

(k)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable for the Managed REITs and fair value of investments plus cash for CCIF and CESH I.

Investing for the long runTM | 2

W. P. Carey Inc.
Overview – Fourth Quarter 2016

Components of Net Asset Value
In thousands, except shares, per share amounts and percentages.

Real Estate	Three Months Ended Dec. 31, 2016	Annualized
Owned Real Estate:	A	A x 4
Normalized pro rata cash NOI (a)	$161,107	$644,428

Operating Partnership Interests in Real Estate Cash Flow of Managed REITs: (b)
CPA®:17 – Global (10% of Available Cash)	6,962	27,848
CPA®:18 – Global (10% of Available Cash)	2,267	9,068
CWI 1 (8% of Available Cash)	2,011	8,044
CWI 2 (7.5% of Available Cash)	1,020	4,080
	12,260	49,040

Investment Management	Three Months Ended Dec. 31, 2016	Twelve Months Ended Dec. 31, 2016
Adjusted EBITDA (a)	$14,484	$48,057

Balance Sheet - Selected Information (Consolidated Unless Otherwise Stated)		As of Dec. 31, 2016
Assets
Book value of real estate excluded from NOI (c)		$29,882
Cash and cash equivalents		155,482
Due from affiliates (d)		299,610

Other assets, net:
Securities and derivatives		$61,158
Restricted cash, including escrow		55,248
Straight-line rent adjustments		53,677
Other intangible assets, net		40,100
Deferred charges		31,045
Accounts receivable		26,882
Prepaid expenses		20,412
Note receivable		10,351
Leasehold improvements, furniture and fixtures		5,684
Other		217
Total other assets, net		$304,774

Liabilities
Total pro rata debt outstanding (e)		$4,392,325
Distributions payable		107,090
Deferred income taxes		90,825
Accounts payable, accrued expenses and other liabilities:
Accounts payable and accrued expenses		$112,282
Prepaid and deferred rents		79,541
Tenant security deposits		29,836
Accrued taxes payable		22,321
Straight-line rent adjustments		2,911
Other		20,026
Total accounts payable, accrued expenses and other liabilities		$266,917

Investing for the long runTM | 3

W. P. Carey Inc.
Overview – Fourth Quarter 2016

Other	Number of Shares/Units Owned	NAV / Offering Price Per Share		Implied Value
	A	B		A x B
Ownership in Managed Programs: (f)
CPA®:17 – Global (3.5% ownership)	11,874,009	$10.24	(g)	$121,590
CPA®:18 – Global (1.6% ownership)	2,229,196	7.90	(h)	17,611
CWI 1 (1.1% ownership)	1,501,028	10.66	(i)	16,001
CWI 2 (0.8% ownership)	488,388	10.53	(j)	5,143
CCIF (13.3% ownership)	2,777,778	9.00	(k)	25,000
CESH I (2.4% ownership)	2,821	1,000.00	(l)	2,821
				$188,166
________

(a)
Normalized pro rata cash NOI and Adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how they are calculated.

(b)
We are entitled to receive distributions of our share of earnings up to 10% of the Available Cash of each of the Managed REITs, as defined in their respective operating partnership agreements. Pursuant to the terms of their subadvisory agreements, however, 20% of the distributions of Available Cash we receive from CWI 1 and 25% of the distributions of Available Cash we receive from CWI 2 are paid to their respective subadvisors.

(c)	Represents the value of real estate not included in net operating income, such as vacant assets and in-progress build-to-suit properties.

(d)
As of December 31, 2016, this amount includes short-term loans to our affiliates CWI 2 and CPA®:18 – Global totaling $237.6 million, including accrued interest. Subsequent to December 31, 2016 and through February 23, 2017, CWI 2 repaid in full the $210.0 million loan that was outstanding to us at December 31, 2016.

(e)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(f)	Separate from operating partnership interests.

(g)
The estimated net asset value per share, or NAV, for CPA®:17 – Global was determined as of December 31, 2015. We calculated CPA®:17 – Global’s NAV by relying in part on an estimate of the fair market value of CPA®:17 – Global’s real estate portfolio and debt provided by third parties, adjusted to give effect to the estimated fair value of mortgage loans encumbering its assets (also provided by a third party) as well as other adjustments.

(h)
We own shares of CPA®:18 – Global’s Class A common stock. The NAV for CPA®:18 – Global’s Class A common stock was determined as of September 30, 2016. We calculated the NAV for CPA®:18 – Global’s Class A common stock by relying in part on an estimate of the fair market value of CPA®:18 – Global’s real estate portfolio and debt provided by third parties, adjusted to give effect to the estimated fair value of mortgage loans encumbering its assets (also provided by a third party), as well as other adjustments.

(i)
The NAV for CWI 1 was based on shares of common stock outstanding at December 31, 2015. We calculated CWI 1’s NAV relying in part on appraisals of the fair market value of CWI 1’s real estate portfolio and mortgage debt provided by third parties. The net amount was then adjusted for estimated disposition costs (including estimates of expenses, commissions and fees payable to us) and CWI 1’s other net assets and liabilities at the same date.

(j)
We own shares of CWI 2’s Class A common stock. The NAV for CWI 2’s Class A common stock was determined as of December 31, 2015. We calculated the NAV for CWI 2’s Class A common stock by relying in part on an appraisal of the fair market value of CWI 2’s real estate portfolio and estimates of the fair market value of CWI 2’s mortgage debt at December 31, 2015. The net amount was then adjusted for other net assets and liabilities and our interest in disposition proceeds at December 31, 2015.

(k)
In December 2014, we purchased 2,777,778 shares of CCIF at $9.00 per share for a total purchase price of $25.0 million. We account for our interest in this investment using the equity method of accounting because we share the decision making with the third-party investment partner. The $9.00 purchase price does not reflect CCIF’s NAV at December 31, 2016.

(l)	We own limited partnership units of CESH I at its private placement price of $1,000.00 per share; we have not calculated a NAV for CESH I.

Investing for the long runTM | 4

W. P. Carey Inc.
Financial Results
Fourth Quarter 2016

Investing for the long runTM | 5

W. P. Carey Inc.
Financial Results – Fourth Quarter 2016

Consolidated Statements of Income – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015
Revenues
Owned Real Estate:
Lease revenues	$157,105	$163,786	$167,328	$175,244	$169,476
Operating property revenues (a)	7,071	8,524	8,270	6,902	6,870
Reimbursable tenant costs	6,201	6,537	6,391	6,309	5,423
Lease termination income and other (b)	1,093	1,224	838	32,541	15,826
	171,470	180,071	182,827	220,996	197,595
Investment Management:
Reimbursable costs from affiliates	20,061	14,540	12,094	19,738	27,436
Asset management revenue	16,375	15,978	15,005	14,613	13,748
Structuring revenue	16,338	12,301	5,968	12,721	24,382
Dealer manager fees	2,623	1,835	1,372	2,172	2,089
Other advisory revenue	1,913	522	—	—	—
	57,310	45,176	34,439	49,244	67,655
	228,780	225,247	217,266	270,240	265,250
Operating Expenses
Depreciation and amortization	62,675	62,802	66,581	84,452	74,237
Reimbursable tenant and affiliate costs	26,262	21,077	18,485	26,047	32,859
General and administrative	24,230	15,733	20,951	21,438	24,186
Property expenses, excluding reimbursable tenant costs	10,956	10,193	10,510	17,772	20,695
Impairment charges	9,433	14,441	35,429	—	7,194
Subadvisor fees (c)	4,131	4,842	1,875	3,293	2,747
Dealer manager fees and expenses	3,808	3,028	2,620	3,352	3,519
Stock-based compensation expense	3,051	4,356	4,001	6,607	5,562
Property acquisition and other expenses (d) (e)	18	—	(207)	5,566	(20,097)
Restructuring and other compensation (f)	—	—	452	11,473	—
	144,564	136,472	160,697	180,000	150,902
Other Income and Expenses
Interest expense	(43,913)	(44,349)	(46,752)	(48,395)	(49,001)
Equity in earnings of equity method investments in the Managed Programs and real estate	16,476	16,803	16,429	15,011	12,390
Other income and (expenses)	(3,731)	5,101	426	3,871	(7,830)
	(31,168)	(22,445)	(29,897)	(29,513)	(44,441)
Income before income taxes and gain on sale of real estate	53,048	66,330	26,672	60,727	69,907
(Provision for) benefit from income taxes	(7,826)	(3,154)	8,217	(525)	(17,270)
Income before gain on sale of real estate	45,222	63,176	34,889	60,202	52,637
Gain on sale of real estate, net of tax	3,248	49,126	18,282	662	3,507
Net Income	48,470	112,302	53,171	60,864	56,144
Net income attributable to noncontrolling interests	(766)	(1,359)	(1,510)	(3,425)	(5,095)
Net Income Attributable to W. P. Carey	$47,704	$110,943	$51,661	$57,439	$51,049

Basic Earnings Per Share	$0.44	$1.03	$0.48	$0.54	$0.48
Diluted Earnings Per Share	$0.44	$1.03	$0.48	$0.54	$0.48
Weighted-Average Shares Outstanding
Basic	107,487,181	107,221,668	106,310,362	105,939,161	105,818,926
Diluted	107,715,965	107,468,029	106,530,036	106,405,453	106,383,786
________

(a)	Comprised of revenues of $7.1 million from two hotels for the three months ended December 31, 2016. During the three months ended March 31, 2016, we sold our remaining self-storage facility.

(b)
Amounts for the three months ended March 31, 2016 and December 31, 2015 include $32.2 million and $15.0 million, respectively, of lease termination income related to a property classified as held for sale as of December 31, 2015 and sold during the three months ended March 31, 2016.

(c)
We earn investment management revenue from CWI 1 and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI 1 and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. In connection with the acquisitions of multi-family properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 30% of the initial acquisition fees and 100% of asset management fees paid to us by CPA®:18 – Global.

Investing for the long runTM | 6

W. P. Carey Inc.
Financial Results – Fourth Quarter 2016

(d)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with our merger with one of our managed funds, CPA®:15, or the CPA®:15 Merger, in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with our merger with another one of our managed funds, CPA®:16 – Global, or the CPA®:16 Merger, in January 2014, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(e)
Amounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $(0.2) million, $5.5 million and $4.5 million, respectively.

(f)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements.

Investing for the long runTM | 7

W. P. Carey Inc.
Financial Results – Fourth Quarter 2016

Statements of Income, Owned Real Estate – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015
Revenues
Lease revenues	$157,105	$163,786	$167,328	$175,244	$169,476
Operating property revenues (a)	7,071	8,524	8,270	6,902	6,870
Reimbursable tenant costs	6,201	6,537	6,391	6,309	5,423
Lease termination income and other (b)	1,093	1,224	838	32,541	15,826
	171,470	180,071	182,827	220,996	197,595

Operating Expenses
Depreciation and amortization	61,717	61,740	65,457	83,360	73,189
Property expenses, excluding reimbursable tenant costs	10,956	10,193	10,510	17,772	20,695
Impairment charges	9,433	14,441	35,429	—	7,194
General and administrative	8,938	7,453	8,656	9,544	10,513
Reimbursable tenant costs	6,201	6,537	6,391	6,309	5,423
Stock-based compensation expense	908	1,572	907	1,837	1,929
Property acquisition and other expenses (c) (d)	18	—	78	2,897	(21,123)
Restructuring and other compensation (e)	—	—	(13)	4,426	—
	98,171	101,936	127,415	126,145	97,820
Other Income and Expenses
Interest expense	(43,913)	(44,349)	(46,752)	(48,395)	(49,001)
Equity in earnings of equity method investments in the Managed REITs and real estate	15,953	15,705	15,900	15,166	13,564
Other income and (expenses)	(4,016)	3,244	662	3,775	(7,593)
	(31,976)	(25,400)	(30,190)	(29,454)	(43,030)
Income before income taxes and gain on sale of real estate	41,323	52,735	25,222	65,397	56,745
(Provision for) benefit from income taxes	(3,374)	(530)	9,410	(2,088)	(10,129)
Income before gain on sale of real estate	37,949	52,205	34,632	63,309	46,616
Gain on sale of real estate, net of tax	3,248	49,126	18,282	662	3,507
Net Income from Owned Real Estate	41,197	101,331	52,914	63,971	50,123
Net income attributable to noncontrolling interests	(766)	(1,359)	(1,510)	(3,425)	(5,090)
Net Income from Owned Real Estate Attributable to W. P. Carey	$40,431	$99,972	$51,404	$60,546	$45,033

Basic Earnings Per Share	$0.37	$0.93	$0.48	$0.57	$0.43
Diluted Earnings Per Share	$0.37	$0.93	$0.48	$0.57	$0.42
Weighted-Average Shares Outstanding
Basic	107,487,181	107,221,668	106,310,362	105,939,161	105,818,926
Diluted	107,715,965	107,468,029	106,530,036	106,405,453	106,383,786
________

(a)	Comprised of revenues of $7.1 million from two hotels for the three months ended December 31, 2016. During the three months ended March 31, 2016, we sold our remaining self-storage facility.

(b)
Amounts for the three months ended March 31, 2016 and December 31, 2015 include $32.2 million and $15.0 million, respectively, of lease termination income related to a property classified as held for sale as of December 31, 2015 and sold during the three months ended March 31, 2016.

(c)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 Merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 Merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(d)
Amounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $0.1 million, $2.8 million and $3.5 million, respectively.

(e)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements.

Investing for the long runTM | 8

W. P. Carey Inc.
Financial Results – Fourth Quarter 2016

Statements of Income, Investment Management – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015
Revenues
Reimbursable costs from affiliates	$20,061	$14,540	$12,094	$19,738	$27,436
Asset management revenue	16,375	15,978	15,005	14,613	13,748
Structuring revenue	16,338	12,301	5,968	12,721	24,382
Dealer manager fees	2,623	1,835	1,372	2,172	2,089
Other advisory revenue	1,913	522	—	—	—
	57,310	45,176	34,439	49,244	67,655
Operating Expenses
Reimbursable costs from affiliates	20,061	14,540	12,094	19,738	27,436
General and administrative	15,292	8,280	12,295	11,894	13,673
Subadvisor fees (a)	4,131	4,842	1,875	3,293	2,747
Dealer manager fees and expenses	3,808	3,028	2,620	3,352	3,519
Stock-based compensation expense	2,143	2,784	3,094	4,770	3,633
Depreciation and amortization	958	1,062	1,124	1,092	1,048
Restructuring and other compensation (b)	—	—	465	7,047	—
Property acquisition and other expenses (c)	—	—	(285)	2,669	1,026
	46,393	34,536	33,282	53,855	53,082
Other Income and Expenses
Equity in earnings (losses) of equity method investment in CCIF	523	1,098	529	(155)	(1,174)
Other income and (expenses)	285	1,857	(236)	96	(237)
	808	2,955	293	(59)	(1,411)
Income (loss) before income taxes	11,725	13,595	1,450	(4,670)	13,162
(Provision for) benefit from income taxes	(4,452)	(2,624)	(1,193)	1,563	(7,141)
Net Income (Loss) from Investment Management	7,273	10,971	257	(3,107)	6,021
Net income attributable to noncontrolling interests	—	—	—	—	(5)
Net Income (Loss) from Investment Management Attributable to W. P. Carey	$7,273	$10,971	$257	$(3,107)	$6,016

Basic Earnings (Loss) Per Share	$0.07	$0.10	$0.00	$(0.03)	$0.06
Diluted Earnings (Loss) Per Share	$0.07	$0.10	$0.00	$(0.03)	$0.06
Weighted-Average Shares Outstanding
Basic	107,487,181	107,221,668	106,310,362	105,939,161	105,818,926
Diluted	107,715,965	107,468,029	106,530,036	106,405,453	106,383,786
________

(a)
We earn investment management revenue from CWI 1 and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI 1 and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. In connection with the acquisitions of multi-family properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 30% of the initial acquisition fees and 100% of asset management fees paid to us by CPA®:18 – Global.

(b)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements.

(c)
Amounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $(0.3) million, $2.7 million and $1.0 million, respectively.

Investing for the long runTM | 9

W. P. Carey Inc.
Financial Results – Fourth Quarter 2016

FFO and AFFO, Consolidated – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015
Net income attributable to W. P. Carey	$47,704	$110,943	$51,661	$57,439	$51,049
Adjustments:
Depreciation and amortization of real property	61,373	61,396	65,096	82,957	72,729
Impairment charges	9,433	14,441	35,429	—	7,194
Gain on sale of real estate, net	(3,248)	(49,126)	(18,282)	(662)	(3,507)
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(3,184)	(3,254)	(2,662)	(2,625)	(3,585)
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO	1,059	1,354	1,331	1,309	1,275
Total adjustments	65,433	24,811	80,912	80,979	74,106
FFO Attributable to W. P. Carey (as defined by NAREIT) (a)	113,137	135,754	132,573	138,418	125,155
Adjustments:
Above- and below-market rent intangible lease amortization, net (b)	12,653	12,564	13,105	(1,818)	6,810
Other amortization and non-cash items (c) (d) (e)	5,584	(4,897)	404	(3,202)	1,714
Straight-line and other rent adjustments (f)	(4,953)	(5,116)	(2,234)	(26,912)	(17,558)
Stock-based compensation	3,051	4,356	4,001	6,607	5,562
Tax (benefit) expense – deferred	(2,433)	(2,999)	(16,535)	(2,988)	6,147
Realized losses (gains) on foreign currency	1,102	1,559	1,222	(212)	591
Amortization of deferred financing costs	926	1,007	541	723	630
Loss (gain) on extinguishment of debt	224	2,072	(112)	1,925	7,950
Property acquisition and other expenses (g) (h)	18	—	(207)	5,566	(20,097)
Restructuring and other compensation (i)	—	—	452	11,473	—
Allowance for credit losses	—	—	—	7,064	8,748
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at AFFO	2,810	261	(841)	1,321	3,473
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO (j)	(595)	(90)	(131)	1,499	6,426
Total adjustments	18,387	8,717	(335)	1,046	10,396
AFFO Attributable to W. P. Carey (a)	$131,524	$144,471	$132,238	$139,464	$135,551

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) (a)	$113,137	$135,754	$132,573	$138,418	$125,155
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share (a)	$1.05	$1.26	$1.24	$1.30	$1.18
AFFO attributable to W. P. Carey (a)	$131,524	$144,471	$132,238	$139,464	$135,551
AFFO attributable to W. P. Carey per diluted share (a)	$1.22	$1.34	$1.24	$1.31	$1.27
Diluted weighted-average shares outstanding	107,715,965	107,468,029	106,530,036	106,405,453	106,383,786
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)
Amount for the three months ended March 31, 2016 includes an adjustment of $15.6 million due to the acceleration of a below-market lease from a tenant of a domestic property that was sold during the period.

(c)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

(d)
Effective July 1, 2016, the amortization of debt premiums and discounts, which was previously included in Other amortization and non-cash items, is included in Amortization of deferred financing costs. Prior periods are retrospectively adjusted to reflect this change. Amortization of debt premiums and discounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 was $0.8 million, $0.6 million and $0.8 million, respectively.

(e)	Amount for the three months ended September 30, 2016 includes an adjustment of $0.6 million to exclude a portion of a gain recognized on the deconsolidation of an affiliate.

(f)
Amount for the three months ended March 31, 2016 includes an adjustment to exclude $27.2 million of the $32.2 million of lease termination income recognized in connection with a domestic property that was sold during the period, as such amount was determined to be non-core income. Amount for the three months ended March 31, 2016 also reflects an adjustment to include $1.8 million of lease termination income received in December 2015 that represented core income for the three months ended March 31, 2016. Amount for the three months ended December 31, 2015 includes an adjustment to exclude $15.0 million related to lease termination income recognized in connection with the aforementioned domestic property, which was determined to be non-core income.

Investing for the long runTM | 10

W. P. Carey Inc.
Financial Results – Fourth Quarter 2016

(g)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 Merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 Merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(h)
Amounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $(0.2) million, $5.5 million and $4.5 million, respectively.

(i)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements.

(j)	Amount for the three months ended December 31, 2015 includes CPA®:17 – Global’s $6.3 million share of the reversal of liabilities for German real estate transfer taxes, as described above.

Investing for the long runTM | 11

W. P. Carey Inc.
Financial Results – Fourth Quarter 2016

FFO and AFFO, Owned Real Estate – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015
Net income from Owned Real Estate attributable to W. P. Carey	$40,431	$99,972	$51,404	$60,546	$45,033
Adjustments:
Depreciation and amortization of real property	61,373	61,396	65,096	82,957	72,729
Impairment charges	9,433	14,441	35,429	—	7,194
Gain on sale of real estate, net	(3,248)	(49,126)	(18,282)	(662)	(3,507)
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(3,184)	(3,254)	(2,662)	(2,625)	(3,585)
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO	1,059	1,354	1,331	1,309	1,275
Total adjustments	65,433	24,811	80,912	80,979	74,106
FFO Attributable to W. P. Carey (as defined by NAREIT) - Owned Real Estate (a)	105,864	124,783	132,316	141,525	119,139
Adjustments:
Above- and below-market rent intangible lease amortization, net (b)	12,653	12,564	13,105	(1,818)	6,810
Other amortization and non-cash items (c) (d) (e)	5,698	(4,356)	15	(3,246)	1,290
Straight-line and other rent adjustments (f)	(4,953)	(5,116)	(2,234)	(26,912)	(17,558)
Tax expense (benefit) – deferred	2,273	(3,387)	(14,826)	(1,499)	1,804
Realized losses (gains) on foreign currency	1,136	1,559	1,204	(245)	594
Amortization of deferred financing costs	926	1,007	541	723	630
Stock-based compensation	908	1,572	907	1,837	1,929
Loss (gain) on extinguishment of debt	224	2,072	(112)	1,925	7,950
Property acquisition and other expenses (g) (h)	18	—	78	2,897	(21,123)
Restructuring and other compensation (i)	—	—	(13)	4,426	—
Allowance for credit losses	—	—	—	7,064	8,748
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at AFFO	3,258	884	(312)	1,038	1,767
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO (j)	(595)	(90)	(131)	1,499	6,426
Total adjustments	21,546	6,709	(1,778)	(12,311)	(733)
AFFO Attributable to W. P. Carey - Owned Real Estate (a)	$127,410	$131,492	$130,538	$129,214	$118,406

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) - Owned Real Estate (a)	$105,864	$124,783	$132,316	$141,525	$119,139
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share - Owned Real Estate (a)	$0.98	$1.16	$1.24	$1.33	$1.12
AFFO attributable to W. P. Carey - Owned Real Estate (a)	$127,410	$131,492	$130,538	$129,214	$118,406
AFFO attributable to W. P. Carey per diluted share - Owned Real Estate (a)	$1.18	$1.22	$1.22	$1.21	$1.11
Diluted weighted-average shares outstanding	107,715,965	107,468,029	106,530,036	106,405,453	106,383,786
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)
Amount for the three months ended March 31, 2016 includes an adjustment of $15.6 million due to the acceleration of a below-market lease from a tenant of a domestic property that was sold during the period.

(c)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

(d)
Effective July 1, 2016, the amortization of debt premiums and discounts, which was previously included in Other amortization and non-cash items, is included in Amortization of deferred financing costs. Prior periods are retrospectively adjusted to reflect this change. Amortization of debt premiums and discounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 was $0.8 million, $0.6 million and $0.8 million, respectively.

(e)	Amount for the three months ended September 30, 2016 includes an adjustment of $0.6 million to exclude a portion of a gain recognized on the deconsolidation of an affiliate.

(f)
Amount for the three months ended March 31, 2016 includes an adjustment to exclude $27.2 million of the $32.2 million of lease termination income recognized in connection with a domestic property that was sold during the period, as such amount was determined to be non-core income. Amount for the three months ended March 31, 2016 also reflects an adjustment to include $1.8 million of lease termination income received in December 2015 that represented core income for the three months ended March 31, 2016. Amount for the three months ended December 31, 2015 includes an adjustment to exclude $15.0 million related to lease termination income recognized in connection with the aforementioned domestic property, which was determined to be non-core income.

Investing for the long runTM | 12

W. P. Carey Inc.
Financial Results – Fourth Quarter 2016

(g)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 Merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 Merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(h)
Amounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $0.1 million, $2.8 million and $3.5 million, respectively.

(i)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements.

(j)	Amount for the three months ended December 31, 2015 includes CPA®:17 – Global’s $6.3 million share of the reversal of liabilities for German real estate transfer taxes, as described above.

Investing for the long runTM | 13

W. P. Carey Inc.
Financial Results – Fourth Quarter 2016

FFO and AFFO, Investment Management – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015
Net income (loss) from Investment Management attributable to W. P. Carey	$7,273	$10,971	$257	$(3,107)	$6,016
FFO Attributable to W. P. Carey (as defined by NAREIT) - Investment Management (a)	7,273	10,971	257	(3,107)	6,016
Adjustments:
Tax (benefit) expense – deferred	(4,706)	388	(1,709)	(1,489)	4,343
Stock-based compensation	2,143	2,784	3,094	4,770	3,633
Other amortization and non-cash items (b)	(114)	(541)	389	44	424
Realized (gains) losses on foreign currency	(34)	—	18	33	(3)
Restructuring and other compensation (c)	—	—	465	7,047	—
Property acquisition and other expenses (d)	—	—	(285)	2,669	1,026
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at AFFO	(448)	(623)	(529)	283	1,706
Total adjustments	(3,159)	2,008	1,443	13,357	11,129
AFFO Attributable to W. P. Carey - Investment Management (a)	$4,114	$12,979	$1,700	$10,250	$17,145

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) - Investment Management (a)	$7,273	$10,971	$257	$(3,107)	$6,016
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share - Investment Management (a)	$0.07	$0.10	$0.00	$(0.03)	$0.06
AFFO attributable to W. P. Carey - Investment Management (a)	$4,114	$12,979	$1,700	$10,250	$17,145
AFFO attributable to W. P. Carey per diluted share - Investment Management (a)	$0.04	$0.12	$0.02	$0.10	$0.16
Diluted weighted-average shares outstanding	107,715,965	107,468,029	106,530,036	106,405,453	106,383,786
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

(c)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements.

(d)
Amounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $(0.3) million, $2.7 million and $1.0 million, respectively.

Investing for the long runTM | 14

W. P. Carey Inc.
Financial Results – Fourth Quarter 2016

Reconciliation of Consolidated Statement of Income to AFFO
In thousands, except per share amounts. Three months ended December 31, 2016.

We believe that the table below is useful for investors to help them better understand our business by illustrating the impact of each of our AFFO adjustments on our GAAP statement of income. This presentation is not an alternative to the GAAP statement of income, nor is AFFO an alternative to net income as determined by GAAP.

	GAAP Basis (a)	Add: Equity Investments (b)	Less: Noncontrolling Interests (c)	WPC's Pro Rata Share (d)	AFFO Adjustments		AFFO
Revenues	A	B	C	A + B + C = D	E		D + E
Owned Real Estate:
Lease revenues	$157,105	$4,717	$(5,713)	$156,109	$7,519	(e)	$163,628
Operating property revenues:
Hotel revenues	7,071	—	—	7,071	—		7,071
Reimbursable tenant costs	6,201	22	(142)	6,081	—		6,081
Lease termination income and other	1,093	—	(1)	1,092	(445)	(f)	647
	171,470	4,739	(5,856)	170,353	7,074		177,427
Investment Management:
Reimbursable costs from affiliates	20,061	—	—	20,061	—		20,061
Asset management revenue	16,375	—	—	16,375	—		16,375
Structuring revenue	16,338	—	—	16,338	—		16,338
Dealer manager fees	2,623	—	—	2,623	—		2,623
Other advisory revenue	1,913	—	—	1,913	—		1,913
	57,310	—	—	57,310	—		57,310
	228,780	4,739	(5,856)	227,663	7,074		234,737
Operating Expenses
Depreciation and amortization	62,675	356	(2,579)	60,452	(59,168)	(g)	1,284
Reimbursable tenant and affiliate costs	26,262	21	(142)	26,141	—		26,141
General and administrative	24,230	—	(8)	24,222	—		24,222
Property expenses, excluding reimbursable tenant costs:
Hotel expenses	5,551	—	—	5,551	—		5,551
Non-reimbursable property expenses	5,405	41	(75)	5,371	57	(h)	5,428
Impairment charges	9,433	—	(612)	8,821	(8,821)	(h)	—
Subadvisor fees (i)	4,131	—	—	4,131	—		4,131
Dealer manager fees and expenses	3,808	—	—	3,808	—		3,808
Stock-based compensation expense	3,051	—	—	3,051	(3,051)	(h)	—
Property acquisition and other expenses	18	—	—	18	(18)	(j)	—
	144,564	418	(3,416)	141,566	(71,001)		70,565
Other Income and Expenses
Interest expense	(43,913)	(568)	1,731	(42,750)	877	(k)	(41,873)
Equity in earnings of equity method investments in the Managed Programs and real estate:
Income related to our general partnership interests in the Managed REITs (l)	13,103	—	(503)	12,600	—		12,600
Joint ventures	3,343	(3,822)	—	(479)	703	(m)	224
Income related to our ownership in the Managed Programs	30	—	—	30	3,002	(n)	3,032
Equity in earnings of equity method investments in the Managed Programs and real estate	16,476	(3,822)	(503)	12,151	3,705		15,856
Other income and (expenses)	(3,731)	(16)	128	(3,619)	7,019	(o)	3,400
	(31,168)	(4,406)	1,356	(34,218)	11,601		(22,617)
Income before income taxes and gain on sale of real estate	53,048	(85)	(1,084)	51,879	89,676		141,555
Provision for income taxes	(7,826)	85	318	(7,423)	(2,608)	(p)	(10,031)
Income before gain on sale of real estate	45,222	—	(766)	44,456	87,068		131,524
Gain on sale of real estate, net of tax	3,248	—	—	3,248	(3,248)		—
Net Income	48,470	—	(766)	47,704	83,820		131,524
Net income attributable to noncontrolling interests	(766)	—	766	—	—		—
Net Income / AFFO Attributable to W. P. Carey	$47,704	$—	$—	$47,704	$83,820		$131,524
Earnings / AFFO Attributable to W. P. Carey Per Diluted Share	$0.44						$1.22
________

Investing for the long runTM | 15

W. P. Carey Inc.
Financial Results – Fourth Quarter 2016

(a)	Consolidated amounts shown represent WPC's consolidated statement of income for the three months ended December 31, 2016.

(b)	Represents the break-out by line item of amounts recorded in Equity in earnings of equity method investments in the Managed Programs and real estate.

(c)	Represents the break-out by line item of amounts recorded in Net income attributable to noncontrolling interests.

(d)	Represents our share in fully and co-owned entities. See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)
For the three months ended December 31, 2016, represents the reversal of amortization of above- or below-market lease intangibles of $12.1 million and the elimination of non-cash amounts related to straight-line rent of $4.6 million.

(f)	Primarily represents an adjustment of other income received from a tenant in May 2016 that was straight-lined for GAAP purposes.

(g)	Adjustment is a non-cash adjustment excluding corporate depreciation and amortization.

(h)	Adjustment to exclude a non-cash item.

(i)
We earn investment management revenue from CWI 1 and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI 1 and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. In connection with the acquisitions of multi-family properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 30% of the initial acquisition fees and 100% of asset management fees paid to us by CPA®:18 – Global.

(j)	Adjustment to exclude a non-core item.

(k)	Represents the elimination of non-cash components of interest expense, such as deferred financing costs, debt premiums and discounts.

(l)	Amount includes 100% of CWI 2 general operating partnership distribution, including $0.3 million paid to subadvisors.

(m)	Adjustments to include our pro rata share of AFFO adjustments from equity investments.

(n)
Represents Adjusted MFFO from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs. Adjusted MFFO is defined as MFFO adjusted for deferred taxes and excluding the adjustment for realized gains and losses on hedges.

(o)	Represents eliminations of gains (losses) related to the extinguishment of debt, foreign currency, unrealized gains (losses) on derivatives and other items.

(p)	Represents primarily the elimination of deferred taxes.

Investing for the long runTM | 16

W. P. Carey Inc.
Financial Results – Fourth Quarter 2016

Capital Expenditures
In thousands. For the three months ended December 31, 2016.

Tenant Improvements and Leasing Costs
Tenant improvements	$251
Leasing costs	1,047
Tenant Improvements and Leasing Costs	1,298

Maintenance Capital Expenditures
Net-lease properties	483
Operating properties	47
Maintenance Capital Expenditures	530

Total: Tenant Improvements and Leasing Costs, and Maintenance Capital Expenditures	$1,828

Non-maintenance Capital Expenditures
Build-to-suits, redevelopments and expansions	$13,152
Other non-maintenance capital expenditures	1,197
Total: Non-maintenance Capital Expenditures	$14,349

Build-to-Suits, Redevelopments and Expansions (a) (b)
Dollars in thousands.

		Property Type	Estimated /Actual Completion	Estimated New Square Footage	Lease Term (Years)	Funded During Three Months Ended Dec. 31, 2016	Total Funded Through Dec. 31, 2016	Maximum Commitment
Tenant	Location							Remaining	Total
Active
Inghams (c) (d)	Australia	Industrial	1Q17	386,705	18	$—	$10,025	4,989	$14,744
Nord Anglia (e)	Coconut Creek, FL	Education Facility	1Q17	40,000	25	3,328	15,505	2,675	18,578
Leipold	Windsor, CT	Industrial	1Q17	22,704	20	1,044	3,044	486	3,530
Gestamp (c)	McCalla, AL	Industrial	3Q17	178,000	20	4,663	4,663	16,813	21,476
Completed
Tire Rack, Inc.	Doraville, GA	Industrial	4Q16	365,640	10	4,117	13,764	—	13,764
						$13,152	$47,001	$24,963	$72,092
________

(a)	This schedule includes future estimates for which we can give no assurance as to timing or amounts.

(b)	Funding amounts exclude land acquisition costs and capitalized construction interest.

(c)	Rent commences at funding.

(d)	Commitment amounts are based on foreign exchange rate of the Australian dollar at period end.

(e)	Remaining commitment is reduced by construction rent incurred to date.

Investing for the long runTM | 17

W. P. Carey Inc.
Balance Sheets and Capitalization
Fourth Quarter 2016

Investing for the long runTM | 18

W. P. Carey Inc.
Balance Sheets and Capitalization – Fourth Quarter 2016

Consolidated Balance Sheets
In thousands.

	Dec. 31,
	2016	2015
Assets
Investments in real estate:
Real estate, at cost	$5,204,126	$5,309,925
Operating real estate, at cost	81,711	82,749
Accumulated depreciation	(484,437)	(381,529)
Net investments in properties	4,801,400	5,011,145
Net investments in direct financing leases	684,059	756,353
Assets held for sale (a)	26,247	59,046
Net investments in real estate	5,511,706	5,826,544
Equity investments in the Managed Programs and real estate (b)	298,893	275,473
Cash and cash equivalents	155,482	157,227
Due from affiliates (c)	299,610	62,218
In-place lease and tenant relationship intangible assets, net	826,113	902,848
Goodwill	635,920	681,809
Above-market rent intangible assets, net	421,456	475,072
Other assets, net	304,774	360,898
Total Assets	$8,453,954	$8,742,089

Liabilities and Equity
Liabilities:
Senior Unsecured Notes, net	$1,807,200	$1,476,084
Non-recourse debt, net	1,706,921	2,269,421
Senior Unsecured Credit Facility - Revolver	676,715	485,021
Senior Unsecured Credit Facility - Term Loan, net	249,978	249,683
Accounts payable, accrued expenses and other liabilities	266,917	342,374
Below-market rent and other intangible liabilities, net	122,203	154,315
Deferred income taxes	90,825	86,104
Distributions payable	107,090	102,715
Total liabilities	5,027,849	5,165,717
Redeemable noncontrolling interest	965	14,944

Equity:
W. P. Carey stockholders' equity:
Preferred stock (none issued)	—	—
Common stock	106	104
Additional paid-in capital	4,399,651	4,282,042
Distributions in excess of accumulated earnings	(893,827)	(738,652)
Deferred compensation obligation	50,222	56,040
Accumulated other comprehensive loss	(254,485)	(172,291)
Total W. P. Carey stockholders' equity	3,301,667	3,427,243
Noncontrolling interests	123,473	134,185
Total equity	3,425,140	3,561,428
Total Liabilities and Equity	$8,453,954	$8,742,089
________

(a)
At December 31, 2016, we had one property classified as Assets held for sale. Subsequent to December 31, 2016, we sold this property. At December 31, 2015, we had two properties classified as Assets held for sale, both of which were disposed of during the year ended December 31, 2016.

(b)
Our equity investments in the Managed Programs totaled $160.8 million and $133.5 million as of December 31, 2016 and 2015, respectively. Our equity investments in real estate joint ventures totaled $138.1 million and $142.0 million as of December 31, 2016 and 2015, respectively.

(c)
As of December 31, 2016, this amount includes short-term loans to our affiliates CWI 2 and CPA®:18 – Global totaling $237.6 million, including accrued interest. Subsequent to December 31, 2016 and through February 23, 2017, CWI 2 repaid in full the $210.0 million loan that was outstanding to us at December 31, 2016.

Investing for the long runTM | 19

W. P. Carey Inc.
Balance Sheets and Capitalization – Fourth Quarter 2016

Capitalization
In thousands, except share and per share amounts. As of December 31, 2016.

Description	Shares	Share Price	Market Value
Equity
Common Equity	106,294,162	$59.09	$6,280,922
Preferred Equity			—
Total Equity Market Capitalization			6,280,922

			Outstanding Balance
Pro Rata Debt
Non-Recourse Debt			1,638,560
Senior Unsecured Credit Facility – Revolver			676,715
Senior Unsecured Credit Facility – Term Loan			250,000
Senior Unsecured Notes:
Senior Unsecured Notes (due January 20, 2023)			527,050
Senior Unsecured Notes (due April 1, 2024)			500,000
Senior Unsecured Notes (due February 1, 2025)			450,000
Senior Unsecured Notes (due October 1, 2026)			350,000
Total Pro Rata Debt			4,392,325

Total Capitalization			$10,673,247

Investing for the long runTM | 20

W. P. Carey Inc.
Balance Sheets and Capitalization – Fourth Quarter 2016

Debt Overview
Dollars in thousands. Pro rata. As of December 31, 2016.

	Weighted - Average Maturity (Years)	Weighted- Average Interest Rate	Total Outstanding Balance (a) (b)	Percent
Non-Recourse Debt
Fixed	4.1	5.6%	$1,303,929	29.7%
Variable:
Floating	1.5	1.6%	188,730	4.3%
Swapped	3.5	5.0%	129,307	2.9%
Capped	4.6	3.3%	16,594	0.4%
Total Pro Rata Non-Recourse Debt	3.7	5.1%	1,638,560	37.3%

Recourse Debt
Fixed:
Senior Unsecured Notes (due January 20, 2023)	6.1	2.0%	527,050
Senior Unsecured Notes (due April 1, 2024)	7.3	4.6%	500,000
Senior Unsecured Notes (due February 1, 2025)	8.1	4.0%	450,000
Senior Unsecured Notes (due October 1, 2026)	9.8	4.3%	350,000
Total Senior Unsecured Notes	7.6	3.6%	1,827,050	41.6%
Variable:
Senior Unsecured Credit Facility – Revolver (due January 31, 2018) (c) (d)	1.1	1.4%	676,715	15.4%
Senior Unsecured Credit Facility – Term Loan (due January 31, 2018) (d)	0.1	1.9%	250,000	5.7%
Total Recourse Debt	5.3	2.9%	2,753,765	62.7%

Total Pro Rata Debt Outstanding (a)	4.7	3.7%	$4,392,325	100.0%
________

(a)	Debt data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)	Excludes unamortized discount, net totaling $8.6 million and unamortized deferred financing costs totaling $13.8 million as of December 31, 2016.

(c)
Based on the applicable currency, we incurred interest at the London Interbank Offered Rate (LIBOR) or the Euro Interbank Offered Rate (EURIBOR) plus 1.10% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $822.6 million as of December 31, 2016.

(d)
On January 26, 2017, we exercised our option to extend the maturity date of our Senior Unsecured Credit Facility – Term Loan by one year; the new maturity date was January 31, 2018. On February 22, 2017, we amended and restated our existing $1.75 billion unsecured credit facility, to be comprised of a $1.5 billion revolving credit facility maturing in four years with two six-month extension options and a €236.3 million ($250.0 million) term loan maturing in five years. We also entered into a new $100.0 million unsecured delayed draw term loan maturing in five years.

Investing for the long runTM | 21

W. P. Carey Inc.
Balance Sheets and Capitalization – Fourth Quarter 2016

Debt by Currency
Dollars in thousands. Pro rata. As of December 31, 2016.

	USD		EUR		Other Currencies (a)		Total
	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD) (b) (c)	Weighted- Average Interest Rate
Non-Recourse Debt
Fixed	$966,030		$310,962		$26,937		$1,303,929
Variable	170,394		164,237		—		334,631
Total Pro Rata Non-Recourse Debt	1,136,424	5.5%	475,199	3.9%	26,937	6.2%	1,638,560	5.1%

Recourse Debt
Fixed:
Senior Unsecured Notes	1,300,000		527,050		—		1,827,050
Variable:
Senior Unsecured Credit Facility – Revolver	390,000		286,715		—		676,715
Senior Unsecured Credit Facility – Term Loan	250,000		—		—		250,000
Total Recourse Debt	1,940,000	3.5%	813,765	1.6%	—	—%	2,753,765	2.9%

Total Pro Rata Debt Outstanding (b) (c)	$3,076,424	4.3%	$1,288,964	2.4%	$26,937	6.2%	$4,392,325	3.7%
________

(a)	Other currencies include debt denominated in Canadian dollar, British pound sterling, Japanese yen, Malaysian ringgit and Thai baht.

(b)	Debt data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(c)	Excludes unamortized discount, net totaling $8.6 million and unamortized deferred financing costs totaling $13.8 million as of December 31, 2016.

Investing for the long runTM | 22

W. P. Carey Inc.
Balance Sheets and Capitalization – Fourth Quarter 2016

Debt Maturity
Dollars in thousands. Pro rata. As of December 31, 2016.

	Real Estate		Debt
	Number of Properties (a)		Weighted- Average Interest Rate		Total Outstanding Balance (b) (c)
Year of Maturity		ABR (a)		Balloon		Percent
Non-Recourse Debt
2017	68	55,200	5.2%	374,636	377,691	8.6%
2018	34	38,761	3.8%	214,599	224,482	5.1%
2019	11	17,144	6.1%	51,450	60,422	1.4%
2020	22	46,026	4.7%	215,621	253,795	5.8%
2021	14	24,406	5.6%	105,448	126,568	2.9%
2022	30	42,110	5.1%	201,610	243,702	5.5%
2023	26	36,544	5.2%	91,087	149,248	3.4%
2024	22	20,493	5.9%	3,444	62,396	1.4%
2025	13	13,723	5.0%	46,366	83,289	1.9%
2026	7	9,921	6.6%	18,992	45,425	1.0%
2027	1	2,422	5.8%	—	11,542	0.3%
Total Pro Rata Non-Recourse Debt	248	$306,750	5.1%	$1,323,253	1,638,560	37.3%

Recourse Debt
Senior Unsecured Notes (due January 20, 2023)			2.0%		527,050
Senior Unsecured Notes (due April 1, 2024)			4.6%		500,000
Senior Unsecured Notes (due February 1, 2025)			4.0%		450,000
Senior Unsecured Notes (due October 1, 2026)			4.3%		350,000
Total Senior Unsecured Notes			3.6%		1,827,050	41.6%
Senior Unsecured Credit Facility – Revolver (due January 31, 2018) (d) (e)			1.4%		676,715	15.4%
Senior Unsecured Credit Facility – Term Loan (due January 31, 2018) (e)			1.9%		250,000	5.7%
Total Recourse Debt (e)			2.9%		2,753,765	62.7%

Total Pro Rata Debt Outstanding			3.7%		$4,392,325	100.0%
________

(a)	Represents the number of properties and ABR associated with the debt that is maturing in each respective year.

(b)
Debt maturity data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata. Total outstanding balance includes balloon payments and scheduled amortization for our non-recourse debt.

(c)	Excludes unamortized discount, net totaling $8.6 million and unamortized deferred financing costs totaling $13.8 million as of December 31, 2016.

(d)
Based on the applicable currency, we incurred interest at the LIBOR or the EURIBOR plus 1.10% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $822.6 million as of December 31, 2016.

(e)
On January 26, 2017, we exercised our option to extend the maturity date of our Senior Unsecured Credit Facility – Term Loan by one year; the new maturity date was January 31, 2018. On February 22, 2017, we amended and restated our existing $1.75 billion unsecured credit facility, to be comprised of a $1.5 billion revolving credit facility maturing in four years with two six-month extension options and a €236.3 million ($250.0 million) term loan maturing in five years. We also entered into a new $100.0 million unsecured delayed draw term loan maturing in five years.

Investing for the long runTM | 23

W. P. Carey Inc.
Balance Sheets and Capitalization – Fourth Quarter 2016

Senior Unsecured Notes
As of December 31, 2016.

Ratings

	Issuer / Corporate		Senior Unsecured Notes
Ratings Agency	Rating	Outlook	Rating	Outlook
Standard & Poor's	BBB	Stable	BBB	Stable
Moody's	Baa2	Stable	Baa2	Stable

Senior Unsecured Note Covenants

The following is a summary of the key financial covenants for the Senior Unsecured Notes, along with our estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants for the Senior Unsecured Notes.

Covenant	Metric	Required	As of December 31, 2016
Limitation on the incurrence of debt	"Total Debt" / "Total Assets"	≤ 60%	46.5%
Limitation on the incurrence of secured debt	"Secured Debt" / "Total Assets"	≤ 40%	17.8%
Limitation on the incurrence of debt based on consolidated EBITDA to annual debt service charge	"Consolidated EBITDA" / "Annual Debt Service Charge"	≥ 1.5x	4.3x
Maintenance of unencumbered asset value	"Unencumbered Assets" / "Total Unsecured Debt"	≥ 150%	179.0%

Investing for the long runTM | 24

W. P. Carey Inc.
Owned Real Estate
Fourth Quarter 2016

Investing for the long runTM | 25

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2016

Investment Activity – Acquisitions and Dispositions
Dollars in thousands. Pro rata. For the year ended December 31, 2016.

Acquisitions and Construction Projects Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date / Asset Completion Date	Property Type(s)	Gross Square Footage
Constructed Properties Upon Purchase
1Q16 (N/A)

2Q16
Nord Anglia Education (3 properties) (a)	Coconut Creek and Windermere, FL; and Houston, TX	$167,673	Apr-16; May-16	Education Facility	591,874
Forterra Building Products (49 properties) (b)	Various, United States (43 properties) and Canada (6 properties)	218,162	Apr-16	Industrial	4,069,982
2Q16 Total		385,835			4,661,856

3Q16 (N/A)

4Q16
Forterra Building Products	San Antonio, TX	3,801	Oct-16	Industrial	84,589
ABC Group Inc. (14 properties) (c) (d)	Various, Canada (6 properties); Mexico (4 properties); and United States (4 properties)	140,669	Nov-16; Dec-16	Industrial; Office; Warehouse	2,376,462
4Q16 Total		144,470			2,461,051

Year-to-Date Total		530,305			7,122,907

Completed Build-to-Suit, Redevelopment and Expansion Properties
1Q16 (N/A)

2Q16 (N/A)

3Q16 (N/A)

4Q16
Tire Rack, Inc. (e) (f)	Doraville, GA	13,764	Oct-16	Industrial	365,640
		13,764			365,640

Year-to-Date Total		13,764			365,640

Year-to-Date Total Acquisitions and Construction Projects		$544,069			7,488,547

Investing for the long runTM | 26

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2016

Investment Activity – Acquisitions and Dispositions (continued)
Dollars in thousands. Pro rata. For the year ended December 31, 2016.

Dispositions Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date	Property Type(s)	Gross Square Footage
1Q16
Carey Storage (sold 38.3% interest)	Taunton, MA	$1,532	Feb-16	Self Storage	19,754
Kraft Foods Group, Inc. (g)	Northfield, IL	44,700	Feb-16	Office	679,109
Humco Holding Group, Inc. (vacant land parcel)	Orem, UT	1,000	Mar-16	Land	N/A
Amylin Pharmaceuticals, Inc. (2 properties)	San Diego, CA	55,000	Mar-16	Office	144,311
1Q16 Total		102,232			843,174

2Q16
Vacant (formerly Pohjola Insurance Company) (b) (h)	Helsinki, Finland	60,898	Apr-16	Office	391,522
Ericsson	Piscataway, NJ	92,500	May-16	Office	491,966
Vacant (formerly Hibbett Sports, Inc.)	Birmingham, AL	6,000	Jun-16	Warehouse	219,312
AutoZone, Inc.	Bessemer, AL	337	Jun-16	Retail	5,400
2Q16 Total		159,735			1,108,200

3Q16
Logidis (b)	Cholet, France	8,351	Jul-16	Warehouse	216,712
Vacant (formerly Fiserv, Inc.) (i)	Norcross, GA	24,307	Jul-16	Office	220,676
Advanced Micro Devices	Sunnyvale, CA	175,000	Aug-16	Office	362,000
Atrium Windows and Doors, Inc.	Wylie, TX	9,000	Aug-16	Industrial	207,700
3Q16 Total		216,658			1,007,088

4Q16
Forterra Building Products (b)	Mascouche, Canada	3,801	Oct-16	Industrial	28,548
John McGavigan Limited (b) (j)	Glasgow, United Kingdom	4,461	Oct-16	Industrial	112,099
Carrefour France SAS (14 properties) (b)	Various, France	115,521	Oct-16	Warehouse; Retail	5,826,446
SAPA Canada, Inc. (b)	Guelph, Canada	4,777	Oct-16	Industrial	72,352
Carrefour France SAS (b)	Lagnieu, France	11,960	Oct-16	Warehouse	454,845
Vacant (formerly Humco Holding Group, Inc.)	Orem, UT	3,550	Nov-16	Industrial	40,528
Vacant (formerly Plexus Corporation)	Neenah, WI	2,000	Dec-16	Industrial	152,618
JDS Uniphase Corporation	Robbinsville, NJ	11,448	Dec-16	Industrial	134,637
4Q16 Total		157,518			6,822,073

Year-to-Date Total Dispositions		$636,143			9,780,535
________

(a)
We have also agreed to provide an additional $128.1 million of build-to-suit financing over the next four years in order to fund expansions of the existing facilities. The consummation of build-to-suit financing is subject to the satisfaction of various closing conditions, and there can be no assurance that we will enter into the build-to-suit financing.

(b)	Amount reflects the applicable exchange rate on the date of the transaction.

(c)	Purchase price for international properties is denominated in U.S. dollars.

(d)	Tenant has 15 addresses for 14 properties, subject to three master leases denominated in U.S. dollars.

(e)	Square footage represents total property square footage. A portion of this property is vacant as of December 31, 2016.

(f)	Amount placed into service excludes capitalized interest of $0.1 million.

(g)	In connection with this disposition, we recognized lease termination income of $32.2 million during the year ended December 31, 2016.

(h)
In April 2016, we transferred ownership of this property and the related non-recourse mortgage loan to the mortgage lender. Amount represents the carrying value of the mortgage loan on date of transfer.

(i)	In July 2016, this property was foreclosed upon. Amount represents the carrying value of the mortgage loan on date of foreclosure, less cash held in escrow that was retained by the mortgage lender.

(j)
In October 2016, we transferred ownership of this property and the related non-recourse mortgage loan to the mortgage lender. Amount represents the carrying value of the mortgage loan on date of transfer.

Investing for the long runTM | 27

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2016

Joint Ventures
Dollars in thousands. As of December 31, 2016.

Joint Venture or JV (Principal Tenant)	JV Partnership		Consolidated		Pro Rata (a)
	Partner	WPC %	Debt Outstanding	ABR	Debt Outstanding	ABR

Unconsolidated Joint Ventures (Equity Method Investments)
Wanbishi Archives Co. Ltd. (b)	CPA®:17 – Global	3.00%	$22,209	$2,606	$666	$78
C1000 Logistiek Vastgoed B.V. (b)	CPA®:17 – Global	15.00%	68,740	12,904	10,311	1,936
Actebis Peacock GmbH (b)	CPA®:17 – Global	30.00%	—	3,447	—	1,034
Waldaschaff Automotive GmbH and Wagon Automotive Nagold GmbH (b)	CPA®:17 – Global	33.33%	—	2,980	—	993
Frontier Spinning Mills, Inc.	CPA®:17 – Global	40.00%	—	5,135	—	2,054
The New York Times Company	CPA®:17 – Global	45.00%	103,959	26,844	46,782	12,080
Total Unconsolidated Joint Ventures			194,908	53,916	57,759	18,175

Consolidated Joint Ventures
Berry Plastics Corporation	CPA®:17 – Global	50.00%	24,227	7,310	12,113	3,655
Tesco PLC (b)	CPA®:17 – Global	51.00%	32,537	5,993	16,594	3,056
Dick’s Sporting Goods, Inc.	CPA®:17 – Global	55.10%	19,436	3,410	10,709	1,879
Hellweg Die Profi-Baumärkte GmbH & Co. KG (b)	CPA®:17 – Global	63.48%	240,940	29,690	152,157	18,846
Eroski Sociedad Cooperativa (b)	CPA®:17 – Global	70.00%	—	2,142	—	1,499
Multi-tenant property in Illkirch-Graffens, France (b)	Third party	75.00%	6,993	590	5,245	443
U-Haul Moving Partners, Inc. and Mercury Partners, LP	CPA®:17 – Global	88.46%	—	36,008	—	31,853
McCoy-Rockford, Inc.	Third party	90.00%	3,594	857	3,235	771
Total Consolidated Joint Ventures			327,727	86,000	200,053	62,002
Total Unconsolidated and Consolidated Joint Ventures			$522,635	$139,916	$257,812	$80,177
________

(a)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)	Amounts are based on the applicable exchange rate at the end of the period.

Investing for the long runTM | 28

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2016

Top Ten Tenants
In thousands, except percentages. Pro rata. As of December 31, 2016.

Tenant / Lease Guarantor	Property Type	Tenant Industry	Location	Number of Properties	ABR	ABR Percent
Hellweg Die Profi-Baumärkte GmbH & Co. KG (a)	Retail	Retail Stores	Germany	53	$32,019	4.9%
U-Haul Moving Partners Inc. and Mercury Partners, LP	Self Storage	Cargo Transportation, Consumer Services	Various U.S.	78	31,853	4.8%
State of Andalucia (a)	Office	Sovereign and Public Finance	Spain	70	25,253	3.8%
Pendragon Plc (a)	Retail	Retail Stores, Consumer Services	United Kingdom	73	20,682	3.1%
Marriott Corporation	Hotel	Hotel, Gaming and Leisure	Various U.S.	18	19,774	3.0%
Forterra Building Products (a) (b)	Industrial	Construction and Building	Various U.S. and Canada	49	16,981	2.6%
True Value Company	Warehouse	Retail Stores	Various U.S.	7	15,372	2.3%
OBI Group (a)	Office, Retail	Retail Stores	Poland	18	14,375	2.2%
UTI Holdings, Inc.	Education Facility	Consumer Services	Various U.S.	5	14,359	2.2%
ABC Group Inc. (c)	Industrial, Office, Warehouse	Automotive	Various Canada, Mexico, and U.S.	14	13,771	2.1%
Total (d)				385	$204,439	31.0%
________

(a)	ABR amounts are subject to fluctuations in foreign currency exchange rates.

(b)	Of the 49 properties leased to Forterra Building Products, 44 are located in the United States and five are located in Canada.

(c)
Of the 14 properties leased to ABC Group Inc., six are located in Canada, four are located in Mexico and four are located in the United States. Tenant has 15 addresses for 14 properties, subject to three master leases denominated in U.S. dollars.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 29

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2016

Diversification by Property Type
In thousands, except percentages. Pro rata. As of December 31, 2016.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Property Type	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
U.S.
Industrial	$137,340	20.8%	28,245	32.2%	$63,839	18.1%	13,988	28.0%
Office	101,590	15.4%	6,237	7.1%	37,465	10.6%	2,772	5.5%
Retail	27,500	4.2%	2,248	2.6%	10,627	3.0%	1,039	2.1%
Warehouse	71,181	10.8%	14,530	16.5%	32,567	9.3%	6,997	14.0%
Self Storage	31,853	4.8%	3,535	4.0%	31,853	9.0%	3,535	7.1%
Other (b)	66,401	10.1%	4,333	4.9%	25,524	7.3%	1,610	3.2%
U.S. Total	435,865	66.1%	59,128	67.3%	201,875	57.3%	29,941	59.9%

International
Industrial	59,463	9.1%	11,536	13.1%	54,968	15.6%	10,580	21.2%
Office	66,019	10.0%	5,413	6.1%	43,127	12.2%	3,892	7.8%
Retail	75,187	11.4%	7,614	8.7%	42,111	12.0%	3,684	7.4%
Warehouse	22,395	3.4%	4,175	4.8%	10,098	2.9%	1,862	3.7%
Self Storage	—	—%	—	—%	—	—%	—	—%
Other	—	—%	—	—%	—	—%	—	—%
International Total	223,064	33.9%	28,738	32.7%	150,304	42.7%	20,018	40.1%

Total
Industrial	196,803	29.9%	39,781	45.3%	118,807	33.7%	24,568	49.2%
Office	167,609	25.4%	11,650	13.2%	80,592	22.8%	6,664	13.3%
Retail	102,687	15.6%	9,862	11.3%	52,738	15.0%	4,723	9.5%
Warehouse	93,576	14.2%	18,705	21.3%	42,665	12.2%	8,859	17.7%
Self Storage	31,853	4.8%	3,535	4.0%	31,853	9.0%	3,535	7.1%
Other (b)	66,401	10.1%	4,333	4.9%	25,524	7.3%	1,610	3.2%
Total (c) (d)	$658,929	100.0%	87,866	100.0%	$352,179	100.0%	49,959	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes ABR from tenants with the following property types: hotel, education facility, theater, net-lease student housing and fitness facility.

(c)	Includes square footage for vacant properties.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 30

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2016

Diversification by Tenant Industry
In thousands, except percentages. Pro rata. As of December 31, 2016.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Industry Type	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Retail Stores (b)	$110,802	16.8%	14,961	17.0%	$41,476	11.8%	4,848	9.7%
Consumer Services	68,557	10.4%	5,565	6.3%	49,420	14.0%	4,137	8.3%
Automotive	52,296	7.9%	8,864	10.1%	38,085	10.8%	6,010	12.0%
Sovereign and Public Finance	37,846	5.7%	3,408	3.9%	28,614	8.1%	3,000	6.0%
Construction and Building	35,986	5.5%	8,142	9.3%	24,559	7.0%	6,170	12.4%
Hotel, Gaming and Leisure	34,614	5.3%	2,254	2.6%	12,854	3.7%	951	1.9%
High Tech Industries	33,138	5.0%	2,905	3.3%	15,955	4.5%	1,386	2.8%
Beverage, Food and Tobacco	29,204	4.4%	6,680	7.6%	22,482	6.4%	5,889	11.8%
Cargo Transportation	27,711	4.2%	3,860	4.4%	21,314	6.1%	3,423	6.9%
Media: Advertising, Printing and Publishing	27,695	4.2%	1,695	1.9%	5,787	1.6%	655	1.3%
Healthcare and Pharmaceuticals	27,537	4.2%	1,988	2.3%	9,936	2.8%	750	1.5%
Containers, Packaging and Glass	26,665	4.1%	5,325	6.1%	7,496	2.1%	1,556	3.1%
Capital Equipment	25,891	3.9%	4,873	5.5%	16,798	4.8%	2,777	5.6%
Wholesale	14,414	2.2%	2,806	3.2%	4,365	1.2%	741	1.5%
Business Services	12,060	1.8%	1,730	2.0%	8,116	2.3%	1,468	2.9%
Durable Consumer Goods	11,089	1.7%	2,486	2.8%	1,329	0.4%	370	0.7%
Aerospace and Defense	10,697	1.6%	1,183	1.4%	6,250	1.8%	788	1.6%
Grocery	10,515	1.6%	1,260	1.4%	4,734	1.3%	421	0.8%
Chemicals, Plastics and Rubber	9,568	1.5%	1,108	1.3%	1,911	0.5%	245	0.5%
Metals and Mining	8,885	1.3%	1,341	1.5%	3,404	1.0%	772	1.5%
Oil and Gas	8,014	1.2%	368	0.4%	7,540	2.1%	333	0.7%
Non-Durable Consumer Goods	7,689	1.2%	1,883	2.1%	4,744	1.4%	1,320	2.6%
Telecommunications	7,254	1.1%	447	0.5%	3,140	0.9%	166	0.3%
Banking	7,155	1.1%	596	0.7%	—	—%	—	—%
Other (c)	13,647	2.1%	2,138	2.4%	11,870	3.4%	1,783	3.6%
Total (d)	$658,929	100.0%	87,866	100.0%	$352,179	100.0%	49,959	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes automotive dealerships.

(c)
Includes ABR from tenants in the following industries: insurance, electricity, media: broadcasting and subscription, forest products and paper and environmental industries. Also includes square footage for vacant properties.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

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W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2016

Diversification by Geography
In thousands, except percentages. Pro rata. As of December 31, 2016.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Region	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
U.S.
South
Texas	$55,891	8.5%	8,217	9.4%	$29,524	8.4%	4,976	10.0%
Florida	27,928	4.2%	2,600	3.0%	24,794	7.0%	2,344	4.7%
Georgia	19,795	3.0%	3,293	3.7%	11,214	3.2%	2,087	4.2%
Tennessee	15,317	2.3%	2,306	2.6%	4,684	1.3%	1,061	2.1%
Other (b)	9,717	1.5%	1,987	2.3%	8,100	2.3%	1,715	3.4%
Total South	128,648	19.5%	18,403	21.0%	78,316	22.2%	12,183	24.4%

East
North Carolina	19,680	3.0%	4,518	5.1%	10,243	2.9%	2,266	4.5%
Pennsylvania	18,518	2.8%	2,526	2.9%	7,374	2.1%	1,477	3.0%
New Jersey	18,339	2.8%	1,097	1.2%	8,111	2.3%	601	1.2%
New York	18,063	2.7%	1,178	1.3%	758	0.2%	66	0.1%
Massachusetts	14,895	2.3%	1,390	1.6%	10,857	3.1%	1,163	2.3%
Virginia	8,048	1.2%	1,093	1.2%	4,929	1.4%	413	0.8%
Other (b)	24,005	3.6%	4,894	5.6%	7,398	2.1%	1,552	3.1%
Total East	121,548	18.4%	16,696	18.9%	49,670	14.1%	7,538	15.0%

West
California	42,097	6.4%	3,303	3.8%	10,017	2.8%	1,235	2.5%
Arizona	26,434	4.0%	3,049	3.5%	8,348	2.4%	685	1.4%
Colorado	10,768	1.6%	1,268	1.4%	6,141	1.7%	509	1.0%
Utah	6,781	1.0%	920	1.1%	2,654	0.8%	477	1.0%
Other (b)	18,265	2.8%	2,322	2.6%	10,339	2.9%	1,321	2.6%
Total West	104,345	15.8%	10,862	12.4%	37,499	10.6%	4,227	8.5%

Midwest
Illinois	21,041	3.2%	3,246	3.7%	7,599	2.2%	1,678	3.4%
Michigan	11,894	1.8%	1,396	1.6%	7,677	2.2%	1,005	2.0%
Indiana	9,163	1.4%	1,418	1.6%	3,153	0.9%	433	0.9%
Ohio	8,407	1.3%	1,911	2.2%	4,350	1.2%	934	1.9%
Missouri	6,900	1.1%	1,305	1.5%	3,154	0.9%	324	0.6%
Minnesota	6,854	1.0%	811	0.9%	4,212	1.2%	414	0.8%
Other (b)	17,065	2.6%	3,080	3.5%	6,245	1.8%	1,205	2.4%
Total Midwest	81,324	12.4%	13,167	15.0%	36,390	10.4%	5,993	12.0%
U.S. Total	435,865	66.1%	59,128	67.3%	201,875	57.3%	29,941	59.9%

International
Germany	56,683	8.6%	7,131	8.1%	31,497	8.9%	3,937	7.9%
United Kingdom	31,778	4.8%	2,569	2.9%	29,902	8.5%	2,356	4.7%
Spain	26,753	4.1%	2,927	3.3%	26,753	7.6%	2,927	5.9%
Finland	18,707	2.8%	1,588	1.8%	6,605	1.9%	640	1.3%
Poland	16,163	2.5%	2,189	2.5%	1,788	0.5%	362	0.7%
The Netherlands	13,662	2.1%	2,233	2.6%	10,783	3.1%	1,792	3.6%
France	13,247	2.0%	1,338	1.5%	5,724	1.6%	1,025	2.1%
Canada	12,232	1.9%	2,196	2.5%	12,232	3.5%	2,196	4.4%
Australia	11,162	1.7%	3,160	3.6%	11,163	3.2%	3,160	6.3%
Other (c)	22,677	3.4%	3,407	3.9%	13,857	3.9%	1,623	3.2%
International Total	223,064	33.9%	28,738	32.7%	150,304	42.7%	20,018	40.1%
Total (d) (e)	$658,929	100.0%	87,866	100.0%	$352,179	100.0%	49,959	100.0%
________

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W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2016

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)
Other properties within South include assets in Louisiana, Alabama, Arkansas, Mississippi and Oklahoma. Other properties within East include assets in Connecticut, South Carolina, Kentucky, New Hampshire, Maryland and West Virginia. Other properties within West include assets in Washington, Nevada, Oregon, Wyoming, New Mexico, Alaska and Montana. Other properties within Midwest include assets in Nebraska, Kansas, Wisconsin, Iowa, South Dakota and North Dakota.

(c)	Includes assets in Norway, Mexico, Thailand, Hungary, Austria, Sweden, Belgium, Malaysia and Japan.

(d)	Includes square footage for vacant properties.

(e)	See the Terms and Definitions section in the Appendix for a description of pro rata.

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W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2016

Contractual Rent Increases
In thousands, except percentages. Pro rata. As of December 31, 2016.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Rent Adjustment Measure	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
(Uncapped) CPI	$279,192	42.4%	35,450	40.3%	$147,841	42.0%	17,759	35.5%
CPI-based	173,259	26.3%	24,523	27.9%	97,499	27.7%	15,556	31.1%
Fixed	171,762	26.0%	24,481	27.9%	95,101	27.0%	14,973	30.0%
Other (b)	28,047	4.3%	1,981	2.3%	9,444	2.7%	835	1.7%
None	6,669	1.0%	612	0.7%	2,294	0.6%	253	0.5%
Vacant	—	—%	819	0.9%	—	—%	583	1.2%
Total (c)	$658,929	100.0%	87,866	100.0%	$352,179	100.0%	49,959	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Represents leases attributable to percentage rent.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 34

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2016

Same Store Analysis
Dollars in thousands. Pro rata.

Same store portfolio includes leases that were continuously in place during the period from December 31, 2015 to December 31, 2016. Excludes leases for properties that were acquired, sold or vacated, or were subject to lease renewals, extensions or modifications at any time that affected ABR during that period. For purposes of comparability, ABR is presented on a constant currency basis using exchange rates as of December 31, 2016.

	ABR			Percent
Property Type	As of December 31, 2016	As of December 31, 2015	Increase	Increase
Office	$158,270	$156,505	$1,765	1.1%
Industrial	157,783	155,445	2,338	1.5%
Retail	102,476	101,741	735	0.7%
Warehouse	85,148	84,319	829	1.0%
Self Storage	31,853	31,853	—	—%
Other (a)	49,690	48,989	701	1.4%
Total	$585,220	$578,852	$6,368	1.1%

Rent Adjustment Measure
(Uncapped) CPI	$259,752	$258,412	$1,340	0.5%
CPI-based	147,255	145,900	1,355	0.9%
Fixed	143,708	140,058	3,650	2.6%
Other	27,836	27,813	23	0.1%
None	6,669	6,669	—	—%
Total	$585,220	$578,852	$6,368	1.1%

Geography
U.S.	$380,752	$375,791	$4,961	1.3%
Europe	191,728	190,577	1,151	0.6%
Other International	12,740	12,484	256	2.1%
Total	$585,220	$578,852	$6,368	1.1%

Same Store Portfolio Summary
Number of properties	801
Square footage (in thousands)	74,499
________

(a)	Includes ABR from tenants with the following property types: education facility, hotel, theater, fitness facility and net-lease student housing.

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W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2016

Leasing Activity
For the three months ended December 31, 2016, except ABR. Pro rata.

Lease Renewals and Extensions (a)						Expected Tenant Improvements/Leasing Commissions ($’000)
			ABR
Property Type	Square Feet	Number of Leases	Prior Lease ($’000s)	New Lease ($'000s) (b)	Releasing Spread		Incremental Lease Term
Industrial	130,094	1	$728	$911	25.1%	$360	5 years
Office	—	—	—	—	—%	—	N/A
Warehouse	—	—	—	—	—%	—	N/A
Retail	79,136	1	1,159	1,470	26.8%	5,777	12.1 years
Self Storage	—	—	—	—	—%	—	N/A
Other	38,432	1	898	700	(22.0)%	1,312	8 years
Total / Weighted Average (c)	247,662	3	$2,785	$3,081	10.6%	$7,449	9.1 years

Q4 Summary
Prior Lease ABR (% of Total Portfolio)			0.4%
________

(a)	We did not enter into any new leases during the three months ended December 31, 2016.

(b)	New Lease amounts are based on in-place rents at time of lease commencement. Does not include any free rent periods.

(c)	Weighted average refers to the incremental lease term.

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W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2016

Lease Expirations – Total Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of December 31, 2016.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	ABR Percent	Square Footage	Sq. ft. Percent
December 31, 2016 (b)	2	$7,222	1.1%	466	0.5%
2017 (c)	11	8,238	1.3%	1,530	1.7%
2018	11	12,059	1.8%	1,528	1.7%
2019	23	30,459	4.6%	3,375	3.8%
2020	23	34,430	5.2%	3,433	3.9%
2021	81	41,602	6.3%	6,639	7.6%
2022	38	66,337	10.1%	8,732	10.0%
2023	17	38,334	5.8%	5,387	6.1%
2024	43	91,362	13.9%	11,441	13.0%
2025	43	32,344	4.9%	3,553	4.1%
2026	24	21,489	3.3%	3,275	3.7%
2027	27	42,704	6.5%	6,911	7.9%
2028	9	18,693	2.8%	2,166	2.5%
2029	11	19,272	2.9%	2,897	3.3%
2030	11	45,853	7.0%	4,804	5.5%
Thereafter (>2030)	86	148,531	22.5%	20,910	23.8%
Vacant	—	—	—%	819	0.9%
Total (d)	460	$658,929	100.0%	87,866	100.0%

________

(a)	Assumes tenant does not exercise any renewal option.

(b)	Reflects ABR for leases that expired on December 31, 2016.

(c)	One month-to-month lease with ABR of $0.1 million is included in 2017 ABR.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 37

W. P. Carey Inc.
Owned Real Estate Portfolio – Fourth Quarter 2016

Lease Expirations – Unencumbered Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of December 31, 2016.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	ABR Percent	Square Footage	Sq. ft. Percent
December 31, 2016	—	$—	—%	—	—%
2017	5	2,315	0.7%	316	0.6%
2018	11	12,058	3.4%	1,528	3.1%
2019	11	6,748	1.9%	1,145	2.3%
2020	11	10,446	3.0%	1,462	2.9%
2021	66	19,999	5.7%	3,041	6.1%
2022	19	16,364	4.6%	2,749	5.5%
2023	10	10,152	2.9%	2,045	4.1%
2024	15	46,805	13.3%	6,122	12.3%
2025	33	19,102	5.4%	1,612	3.2%
2026	12	13,842	3.9%	2,087	4.2%
2027	16	19,696	5.6%	3,116	6.2%
2028	6	7,808	2.2%	1,268	2.5%
2029	9	17,756	5.0%	2,547	5.1%
2030	6	20,287	5.8%	2,053	4.1%
Thereafter (>2030)	75	128,801	36.6%	18,285	36.6%
Vacant	—	—	—%	583	1.2%
Total (b) (c)	305	$352,179	100.0%	49,959	100.0%

________

(a)	Assumes tenant does not exercise any renewal option.

(b)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(c)	Represents properties unencumbered by non-recourse mortgage debt.

Investing for the long runTM | 38

W. P. Carey Inc.
Investment Management
Fourth Quarter 2016

Investing for the long runTM | 39

W. P. Carey Inc.
Investment Management – Fourth Quarter 2016

Selected Information – Managed Programs
Dollars and square footage in thousands. As of or for the three months ended December 31, 2016.

	Managed Programs
	CPA®:17 – Global	CPA®:18 – Global	CWI 1	CWI 2	CCIF	CESH I
General
Year established	2007	2013	2010	2015	2015	2016
Total AUM (a) (b)	$5,963,841	$2,226,514	$2,884,695	$1,396,309	$301,252	$102,196

Portfolio
Investment type	Net lease / Diversified REIT	Net lease / Diversified REIT	Lodging REIT	Lodging REIT	BDC	Student Housing
Number of net-leased properties	395	59	N/A	N/A	N/A	N/A
Number of operating properties	38	76	35	10	N/A	3
Number of tenants – net-leased properties (c)	121	103	N/A	N/A	N/A	N/A
Square footage (c)	46,119	16,156	6,848	2,877	N/A	N/A
Occupancy (d)	99.7%	100.0%	71.5%	71.9%	N/A	N/A
Acquisitions – fourth quarter	$134,830	$43,897	$—	$289,705	N/A	42,721
Dispositions – fourth quarter	—	—	—	—	N/A	—

Balance Sheet (Book Value)
Total assets	$4,698,331	$2,209,446	$2,477,966	$1,407,717	$302,911	$102,992
Total debt	2,072,001	1,157,411	1,478,937	571,935	124,505	579
Total debt / total assets	44.1%	52.4%	59.7%	40.6%	41.1%	0.6%

Investor Capital
Gross offering proceeds – fourth quarter (e)	N/A	N/A	N/A	$80,561	$33,863	$71,076
Status	Closed	Closed	Closed	Open	Open	Open
Amount raised:
Initial offering (e)	$1,537,187	$1,243,518	$575,810	$616,336	$125,092	$112,837
Follow-on offering (e)	1,347,280	N/A	577,358	N/A	N/A	N/A
________

(a)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable for the Managed REITs and fair value of investments plus cash for CCIF and CESH I.

(b)	CCIF Total AUM includes $50.0 million of initial investment, including $25.0 million made by W. P. Carey Inc.

(c)	For CPA®:17 – Global and CPA®:18 – Global, excludes operating properties. For CESH I, the investments are build-to-suit projects, and gross square footage cannot be determined at this time.

(d)
Represents occupancy for net-leased properties for CPA®:17 – Global and single-tenant net-leased properties for CPA®:18 – Global. Represents occupancy for hotels owned by CWI 1 and CWI 2 for the year ended December 31, 2016. Occupancy for CPA®:17 – Global's 37 self-storage properties was 93.0% as of December 31, 2016. Occupancy for CPA®:18 – Global's 68 self-storage properties and eight multi-family properties was 91.0% and 93.9%, respectively, as of December 31, 2016. CPA®:18 – Global’s multi-tenant net-leased properties had an occupancy of 98.4% and square footage of 0.4 million.

(e)
Excludes distribution reinvestment plan proceeds. Net distribution reinvestment plan proceeds for the three months ended December 31, 2016 were $6.1 million for CPA®:17 – Global, $8.4 million for CPA®:18 – Global, $7.2 million for CWI 1, and $3.6 million for CWI 2.

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W. P. Carey Inc.
Investment Management – Fourth Quarter 2016

Managed Programs Fee Summary
Dollars in thousands. For the three months ended December 31, 2016.

	Managed Programs
	CPA®:17 – Global	CPA®:18 – Global	CWI 1	CWI 2	CCIF (a)	CESH I (b)	Total
Year established	2007	2013	2010	2015	2015	2016
Status	Closed	Closed	Closed	Open	Open	Open

1. Structuring Fees
Structuring fee, gross (% of total aggregate cost)	4.50% (c)	4.50% (c)	2.50%	2.50%	N/A	2.00%
Net of subadvisor fees (d)	4.50%	4.50%	2.00%	1.875%	N/A	2.00%
Gross acquisition volume - fourth quarter	$134,830	$43,897	$—	$289,705	N/A	$42,721	$511,153
Structuring revenue - fourth quarter	$6,016	$2,300	$—	$7,190	N/A	$832	$16,338

2. Asset Management Fees
Asset management fee, gross (% of average AUM, per annum)	0.50% (e)	0.50% (e)	0.50% (e)	0.55% (e)	1.75% - 2.00% (f)	1.00% (g)
Net of subadvisor fees (d)	0.50%	0.50%	0.40%	0.41%	0.875% - 1.00%	1.00%
Total AUM - current quarter	$5,963,841	$2,226,514	$2,884,695	$1,396,309	$301,252	$102,196	$12,874,807
Total AUM - prior quarter	$5,863,248	$2,095,647	$2,895,724	$1,115,971	$234,721	$38,167	$12,243,478
Average AUM	$5,913,545	$2,161,081	$2,890,210	$1,256,140	$267,987	$70,182	$12,559,143
Asset management revenue - fourth quarter	$7,249	$2,702	$3,553	$1,458	$1,313	$69	$16,375	(h)

3. Operating Partnership Interests (i)
Operating partnership interests, gross (% of Available Cash)	10.00%	10.00%	10.00%	10.00%	N/A	N/A
Net of subadvisor fees (d)	10.00%	10.00%	8.00%	7.50%	N/A	N/A
Equity in earnings of equity method investments in the Managed Programs and real estate (profits interest) - fourth quarter	$6,962	$2,267	$2,514	$1,360	N/A	N/A	$13,103

4. Distribution Fees / Expenses
Dealer manager fee	We receive a dealer manager fee for the sale of shares in the Managed Programs, a portion of which may be re-allowed to selected broker dealers.
Selling commission	We receive selling commissions for the sale of shares in the Managed Programs, which are re-allowed to selected broker dealers.
Distribution and shareholder servicing fee
We receive an annual distribution and shareholder servicing fee in connection with shares of CPA®:18 – Global’s Class C common stock, CWI 2’s Class T common stock, CCIF 2016 T’s common shares and CCIF 2018 T’s common shares, which may be re-allowed to selected broker dealers.

Dealer manager fees received (revenues) - fourth quarter	$—	$—	$—	$991	$522	$1,087	$2,623	(j)
Dealer manager fees paid and expenses (operating) - fourth quarter	$—	$—	$—	$1,526	$876	$1,406	$3,808
Net impact of dealer manager fees and expenses - fourth quarter	$—	$—	$—	$(535)	$(354)	$(319)	$(1,185)	(j)
________

(a)
In addition to the fees shown, we may earn incentive fees on income and capital gains. Incentive fees on income are paid quarterly, if earned, and are calculated as the sum of (i) 100% of quarterly pre-incentive fee net investment income in excess of 1.875% of average adjusted capital up to a limit of 2.344% of average adjusted capital and (ii) 20% of pre-incentive fee net investment income in excess of 2.344% of average adjusted capital. The incentive fee on capital gains is paid annually, if earned, and is equal to 20% of realized capital gains on a cumulative basis from inception, net of (i) all realized capital losses and unrealized depreciation on a cumulative basis from inception and (ii) the aggregate amount, if any, of previously paid incentive fees on capital gains.

(b)
In addition to the fees shown, and in lieu of reimbursing us for organization and offering costs, we receive limited partnership units of CESH I equal to 2.5% of gross offering proceeds. For the three months ended December 31, 2016, this other advisory revenue was $1.9 million. We may also receive distributions from CESH I upon liquidation of the fund in an amount potentially equal to 20% of available cash after the limited partners have received certain cumulative distributions.

(c)
Comprised of an initial acquisition fee (generally 2.50% of the total aggregate cost of net-leased properties) paid when the transaction is completed and a subordinated acquisition fee (generally 2.00% of the total aggregate cost of net-leased properties) paid in annual installments over three years, provided certain performance criterion are met. The acquisition fee for other properties is generally 1.75% of the total aggregate cost.

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W. P. Carey Inc.
Investment Management – Fourth Quarter 2016

(d)
The subadvisors for CWI 1, CWI 2, and CCIF earn a percentage of gross fees recorded, which are expenses for us and are recorded as Subadvisor fees in our consolidated statements of income. The amounts paid to the subadvisors are the difference between gross and net fees.

(e)
Based on average market value of assets. Under the terms of the respective advisory agreements of the Managed REITs, we may elect to receive cash or shares of CWI 1 and CWI 2’s stock for asset management fees due, while the CPA® REITs have an option to pay asset management fees in cash or shares upon our recommendation. Asset management fees are recorded in Asset management revenue in our consolidated financial statements.

(f)
Based on average of gross assets at the end of the two most recently completed calendar months. Management fees are incurred at 2.00% on portion of assets below $1.0 billion; 1.875% on portion of assets between $1.0 billion and $2.0 billion; and 1.75% on portion of assets above $2.0 billion.

(g)	Based on gross assets at fair value.

(h)	Total asset management revenue includes approximately $31,000 of other fees not related to the Managed Programs.

(i)
Available Cash means cash generated by operating partnership operations and investments, excluding cash from sales and refinancings, after the payment of debt service and other operating expenses, but before distributions to partners. Recorded in Equity in earnings of equity method investments in the Managed Programs and real estate in our consolidated financial statements.

(j)	Total dealer manager fees received includes approximately $23,000 representing an immaterial true-up from a prior quarter’s activity.

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W. P. Carey Inc.
Investment Management – Fourth Quarter 2016

Investment Activity – Managed Programs
Dollars in thousands. Pro rata. For the year ended December 31, 2016.

Acquisitions – Net-Leased Properties						Gross Square Footage
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)
1Q16
CPA®:17 – Global	Jacksonville University (a)	Jacksonville, FL	$18,263	Jan-16	Student Housing	65,450
CPA®:17 – Global (2 properties)	Matthew Warren, Inc.(a)	Houston, TX	8,848	Feb-16	Industrial	139,560
CPA®:18 – Global	University of Ghana (b)	Accra, Ghana	65,681	Feb-16	Education Facility	BTS
1Q16 Total			92,792			205,010

2Q16
CPA®:17 – Global (6 properties)	Civitas Media, LLC	Various, United States	11,957	Apr-16	Industrial	240,743
CPA®:17 – Global	FM Slovenska, s.r.o. (b) (c)	Sered, Slovakia	9,609	Apr-16	Warehouse	BTS
2Q16 Total			21,566			240,743

3Q16
CPA®:17 – Global	Master Lock (a)	Oak Creek, WI	17,720	Sep-16	Industrial	120,883
CPA®:17 – Global	First Solar, Inc. (a)	Perrysburg, OH	13,454	Sep-16	Warehouse	391,662
3Q16 Total			31,174			512,545

4Q16
CPA®:17 – Global (5 properties)	Concordance Healthcare Solutions, LLC	Shelbyville, IN; Kalamazoo, MI; Tiffin, OH; Andersonville, TN; and Millwood, WV	38,248	Nov-16	Warehouse	957,540
CPA®:17 – Global	Greenyard Foods NV (c)	Zabia Wola, Poland	32,608	Nov-16	Warehouse	309,870
CPA®:17 – Global	Kesko Senukai (c)	Kaunas, Lithuania	63,974	Dec-16	Warehouse	768,909
4Q16 Total			134,830			2,036,319

Year-to-Date Total Acquisitions – Net-Leased Properties			280,362			2,994,617

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Investment Management – Fourth Quarter 2016

Investment Activity – Managed Programs (continued)
Dollars in thousands. Pro rata. For the year ended December 31, 2016.

Acquisitions – Self-Storage
Portfolio(s)	Property Location(s)	Purchase Price (a)	Closing Date
1Q16
CPA®:18 – Global	Kissimmee, FL	6,619	Jan-16
CPA®:18 – Global	Avondale, LA	6,137	Jan-16
CPA®:18 – Global	Gilroy, CA	11,807	Feb-16
1Q16 Total		24,563

2Q16
CPA®:18 – Global (5 properties)	Various, United States	51,063	Apr-16
CPA®:17 – Global (5 properties) (acquired remaining 15.0% interest)	New York, NY	25,662	Apr-16
CPA®:18 – Global (b) (c)	Ontario, Canada	15,533	May-16
2Q16 Total		92,258

3Q16 (N/A)

4Q16
CPA®:18 – Global	Chicago, IL	3,387	Nov-16
4Q16 Total		3,387

Year-to-Date Total Acquisitions – Self-Storage Properties		120,208

Acquisitions – Hotels
Portfolio(s)	Property Location(s)	Purchase Price	Closing Date
1Q16
CWI 2 (a)	Bellevue, WA	186,950	Jan-16
CWI 1 (acquired remaining 25.0% interest) (d)	Sonoma, CA	21,087	Feb-16
CWI 1 (a)	Manchester Village, VT	86,314	Feb-16
1Q16 Total		294,351

2Q16
CWI 2 (a)	Rosslyn, VA	59,517	Jun-16
2Q16 Total		59,517

3Q16
CWI 2 (a)	San Jose, CA	165,288	Jul-16
CWI 2 (a)	La Jolla, CA	146,630	Jul-16
CWI 1 (e)	Manchester Village, VT	1,150	Aug-16
CWI 2 (a)	Atlanta, GA	87,864	Aug-16
3Q16 Total		400,932

4Q16
CWI 2 (a)	San Francisco, CA	289,705	Dec-16
4Q16 Total		289,705

Year-to-Date Total Acquisitions – Hotels		1,044,505

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W. P. Carey Inc.
Investment Management – Fourth Quarter 2016

Investment Activity – Managed Programs (continued)
Dollars in thousands. Pro rata. For the year ended December 31, 2016.

Acquisitions – Student Housing
Portfolio(s)	Property Location(s)	Purchase Price	Closing Date
1Q16 (N/A)

2Q16
CESH I (b) (c) (f)	Lisbon, Portugal	30,603	May-16
2Q16 Total		30,603

3Q16 (N/A)

4Q16
CESH I (b) (c)	Valencia, Spain	22,352	Dec-16
CESH I (b) (c)	Salamanca, Spain	20,369	Dec-16
		42,721

Year-to-Date Total Acquisitions – Student Housing		73,324

Acquisitions – Other
Portfolio(s)	Security Type	Property Location(s)	Purchase Price	Closing Date
1Q16 (N/A)

2Q16 (N/A)

3Q16 (N/A)

4Q16
CPA®:18 – Global (d) (g)	Mezzanine Loan	Various: Iowa, Minnesota and Wisconsin	40,510	Nov-16
			40,510

Year-to-Date Total Acquisitions – Other			40,510

Year-to-Date Total Acquisitions			$1,558,909

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W. P. Carey Inc.
Investment Management – Fourth Quarter 2016

Investment Activity – Managed Programs (continued)
Dollars in thousands. Pro rata. For the year ended December 31, 2016.

Dispositions
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date
1Q16
CPA®:17 – Global (3 properties)	Safeguard Self-Storage	Miami, Palm Harbor, and St. Petersburg, FL	$47,925	Mar-16
1Q16 Total			47,925

2Q16
CPA®:17 – Global (5 properties)	CubeSmart Self Storage	Mobile, AL; Baton Rouge and Slidell, LA; and Gulfport, MS	25,614	Apr-16
CPA®:17 – Global (4 properties)	Odessa Storage	Midland and Odessa, TX	37,500	Jun-16
2Q16 Total			63,114

3Q16
CPA®:17 – Global (22 properties)	A-American Self Storage and National Self Storage	Various, California	154,044	Aug-16
3Q16 Total			154,044

4Q16 (N/A)

Year-to-Date Total Dispositions			$265,083
________

(a)	Acquisition was deemed to be a business combination and purchase price includes acquisition-related costs and fees, which were expensed.

(b)	Acquisition includes a build-to-suit transaction. Purchase price represents total commitment for build-to-suit funding. Gross square footage cannot be determined at this time.

(c)	Amount reflects the applicable exchange rate on the date of the transaction.

(d)	Purchase price includes acquisition-related costs and fees, which were expensed.

(e)
Acquisition is a property adjacent to the hotel in Manchester Village, Vermont acquired by CWI 1 in February 2016, which CWI 1 intends to renovate to create additional available rooms and event space at the hotel.

(f)
In May 2016, we structured this investment on behalf of CESH I, a limited partnership which we consolidated as of the date of acquisition. During the three months ended September 30, 2016, we deconsolidated CESH I.

(g)	Mezzanine loan investment is collateralized by 27 retail facilities.

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W. P. Carey Inc.
Appendix
Fourth Quarter 2016

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W. P. Carey Inc.
Appendix – Fourth Quarter 2016

Normalized Pro Rata Cash Net Operating Income (NOI)
In thousands. From real estate.

Three Months Ended Dec. 31, 2016
Consolidated Lease Revenues
Total lease revenues – as reported	$157,105
Less: Consolidated Non-Reimbursable Property Expenses
Non-reimbursable property expenses – as reported	5,405
151,700

Plus: NOI from Operating Properties
Hotels NOI	1,520

153,220

Adjustments for Pro Rata Ownership of Real Estate Joint Ventures:
Add: Pro rata share of NOI from equity investments	4,676
Less: Pro rata share of NOI attributable to noncontrolling interests	(5,638)
(962)

152,258

Adjustments for Pro Rata Non-Cash Items:
Add: Above- and below-market rent intangible lease amortization	12,082
Less: Straight-line rent amortization	(4,564)
Add: Other non-cash items	85
7,603

Pro Rata Cash NOI (a)	159,861

Adjustment to normalize for intra-period acquisitions, build-to-suit projects placed into service, and dispositions (b)	1,246

Normalized Pro Rata Cash NOI (a)	$161,107
________

(a)
Pro rata cash NOI and normalized pro rata cash NOI are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures and for details on how pro rata cash NOI and normalized pro rata cash NOI are calculated.

(b)
For properties acquired or placed into service during the three months ended December 31, 2016, the adjustment modifies our pro rata share of cash NOI for the partial period with an amount estimated to be equivalent to the additional pro rata share of cash NOI necessary to reflect ownership for the full quarter. For properties disposed of during the three months ended December 31, 2016, the adjustment eliminates our pro rata share of cash NOI for the period.

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W. P. Carey Inc.
Appendix – Fourth Quarter 2016

Reconciliation of Net Income to Adjusted EBITDA, Consolidated – Last Five Quarters
In thousands.

	Three Months Ended
	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015
Net income attributable to W. P. Carey	$47,704	$110,943	$51,661	$57,439	$51,049

Adjustments to Derive Consolidated EBITDA
Depreciation and amortization	62,675	62,802	66,581	84,452	74,237
Interest expense	43,913	44,349	46,752	48,395	49,001
Provision for (benefit from) income taxes	7,826	3,154	(8,217)	525	17,270
EBITDA (a)	162,118	221,248	156,777	190,811	191,557

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Impairment charges	9,433	14,441	35,429	—	7,194
Above- and below-market rent intangible and straight-line rent adjustments	8,154	7,927	9,908	(3,409)	4,270
Unrealized losses (gains) (b)	4,719	(2,760)	536	(3,274)	1,189
Stock-based compensation expense	3,051	4,356	4,001	6,607	5,562
Allowance for credit losses	—	—	—	7,064	8,748
	25,357	23,964	49,874	6,988	26,963
Adjustments for Non-Core Items: (c)
Gain on sale of real estate, net	(3,248)	(49,126)	(18,282)	(662)	(3,507)
Loss (gain) on extinguishment of debt	224	2,072	(112)	1,925	7,950
Property acquisition and other expenses (d)	18	—	146	5,650	4,905
Restructuring and other compensation (e)	—	—	452	11,473	—
Merger income (f)	—	—	(353)	(84)	(25,002)
Other (g)	736	523	2,439	(25,407)	(14,312)
	(2,270)	(46,531)	(15,710)	(7,105)	(29,966)
Adjustments for Pro Rata Ownership
Real Estate Joint Ventures: (h)
Add: Pro rata share of adjustments for equity investments	1,387	1,795	1,781	1,714	1,418
Less: Pro rata share of adjustments for amounts attributable to noncontrolling interests	(5,736)	(5,363)	(5,225)	(3,180)	(1,067)
	(4,349)	(3,568)	(3,444)	(1,466)	351
Adjustments for Equity Investments in the Managed Programs: (i)
Add: Distributions received from equity investments in the Managed Programs	2,496	2,773	(321)	4,939	2,524
Less: (Income) loss from equity investments in the Managed Programs	(30)	(2,716)	(3,069)	(873)	1,242
	2,466	57	(3,390)	4,066	3,766

Adjusted EBITDA (a)	$183,322	$195,170	$184,107	$193,294	$192,671
________

(a)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(b)	Comprised of gains and losses on interest rate derivatives and gains and losses on foreign currency.

(c)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(d)
Amounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $(0.2) million, $5.5 million and $4.5 million, respectively.

(e)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements.

(f)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 Merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 Merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

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W. P. Carey Inc.
Appendix – Fourth Quarter 2016

(g)
Other for the three months ended March 31, 2016 and December 31, 2015 includes $27.2 million and $15.0 million, respectively, of lease termination income related to a property classified as held for sale as of December 31, 2015 and sold during the three months ended March 31, 2016.

(h)	Adjustments to include our pro rata share of depreciation and amortization, interest expense, provision for income taxes, non-cash items and non-core items from joint ventures.

(i)	Adjustments to include cash distributions received from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs.

.

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W. P. Carey Inc.
Appendix – Fourth Quarter 2016

Reconciliation of Net Income to Adjusted EBITDA, Owned Real Estate – Last Five Quarters
In thousands.

	Three Months Ended
	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015
Net income from Owned Real Estate attributable to W. P. Carey	$40,431	$99,972	$51,404	$60,546	$45,033

Adjustments to Derive Consolidated EBITDA
Depreciation and amortization	61,717	61,740	65,457	83,360	73,189
Interest expense	43,913	44,349	46,752	48,395	49,001
Provision for (benefit from) income taxes	3,374	530	(9,410)	2,088	10,129
EBITDA - Owned Real Estate (a)	149,435	206,591	154,203	194,389	177,352

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Impairment charges	9,433	14,441	35,429	—	7,194
Above- and below-market rent intangible and straight-line rent adjustments	8,154	7,927	9,908	(3,409)	4,270
Unrealized losses (gains) (b)	4,581	(2,531)	147	(3,308)	1,018
Stock-based compensation expense	908	1,572	907	1,837	1,929
Allowance for credit losses	—	—	—	7,064	8,748
	23,076	21,409	46,391	2,184	23,159
Adjustments for Non-Core Items: (c)
Gain on sale of real estate, net	(3,248)	(49,126)	(18,282)	(662)	(3,507)
Loss (gain) on extinguishment of debt	224	2,072	(112)	1,925	7,950
Property acquisition and other expenses (d)	18	—	431	2,981	3,879
Merger income (e)	—	—	(353)	(84)	(25,002)
Restructuring and other compensation (f)	—	—	(13)	4,426	—
Other (g)	770	523	2,421	(25,440)	(14,307)
	(2,236)	(46,531)	(15,908)	(16,854)	(30,987)
Adjustments for Pro Rata Ownership
Real Estate Joint Ventures: (h)
Add: Pro rata share of adjustments for equity investments	1,387	1,795	1,781	1,714	1,418
Less: Pro rata share of adjustments for amounts attributable to noncontrolling interests	(5,736)	(5,363)	(5,225)	(3,180)	(1,067)
	(4,349)	(3,568)	(3,444)	(1,466)	351
Adjustments for Equity Investments in the Managed REITs: (i)
Add: Distributions received from equity investments in the Managed REITs	2,419	2,299	(321)	4,810	1,753
Less: Loss (income) from equity investments in the Managed REITs	493	(1,618)	(2,540)	(1,028)	68
	2,912	681	(2,861)	3,782	1,821

Adjusted EBITDA - Owned Real Estate (a)	$168,838	$178,582	$178,381	$182,035	$171,696
________

(a)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(b)	Comprised of gains and losses on interest rate derivatives and gains and losses on foreign currency.

(c)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(d)
Amounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $0.1 million, $2.8 million and $3.5 million, respectively.

(e)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 Merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 Merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(f)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements.

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Appendix – Fourth Quarter 2016

(g)
Other for the three months ended March 31, 2016 and December 31, 2015 includes $27.2 million and $15.0 million, respectively, of lease termination income related to a property classified as held for sale as of December 31, 2015 and sold during the three months ended March 31, 2016.

(h)	Adjustments to include our pro rata share of depreciation and amortization, interest expense, provision for income taxes, non-cash items and non-core items from joint ventures.

(i)	Adjustments to include cash distributions received from the Managed REITs in place of our pro rata share of net income from our ownership in the Managed REITs.

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Appendix – Fourth Quarter 2016

Reconciliation of Net Income to Adjusted EBITDA, Investment Management – Last Five Quarters
In thousands.

	Three Months Ended
	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015
Net income (loss) from Investment Management attributable to W. P. Carey	$7,273	$10,971	$257	$(3,107)	$6,016

Adjustments to Derive Consolidated EBITDA
Provision for (benefit from) income taxes	4,452	2,624	1,193	(1,563)	7,141
Depreciation and amortization	958	1,062	1,124	1,092	1,048
EBITDA - Investment Management (a)	12,683	14,657	2,574	(3,578)	14,205

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Stock-based compensation expense	2,143	2,784	3,094	4,770	3,633
Unrealized losses (gains) (b)	138	(229)	389	34	171
	2,281	2,555	3,483	4,804	3,804
Adjustments for Non-Core Items: (c)
Restructuring and other compensation (d)	—	—	465	7,047	—
Property acquisition and other expenses (e)	—	—	(285)	2,669	1,026
Other	(34)	—	18	33	(5)
	(34)	—	198	9,749	1,021

Adjustments for Equity Investment in CCIF: (f)
Add: Distributions received from equity investment in CCIF	77	474	—	129	771
Less: (Income) loss from equity investment in CCIF	(523)	(1,098)	(529)	155	1,174
	(446)	(624)	(529)	284	1,945

Adjusted EBITDA - Investment Management (a)	$14,484	$16,588	$5,726	$11,259	$20,975
________

(a)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(b)	Comprised of gains and losses on foreign currency.

(c)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(d)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements.

(e)
Amounts for the three months ended June 30, 2016, March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $(0.3) million, $2.7 million and $1.0 million, respectively.

(f)	Adjustments to include cash distributions received from CCIF in place of our pro rata share of net income from our ownership in CCIF.

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W. P. Carey Inc.
Appendix – Fourth Quarter 2016

The below charts highlight the changes in our debt maturities from December 31, 2016 to February 23, 2017, the date of this filing.

Debt Maturity – as of December 31, 2016 (a)
In millions. Pro rata. Foreign currency debt balances converted at December 31, 2016 foreign exchange rates.

Debt Maturity – as of February 23, 2017 (a)
In millions. Pro rata. Foreign currency debt balances converted at December 31, 2016 foreign exchange rates.

________

(a)
Debt maturity data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata. Balances include balloon payments after scheduled amortization for our non-recourse debt. Excludes unamortized discount and unamortized deferred financing costs.

(b)
Prior to December 31, 2016, we provided notification to exercise our option to extend the maturity date of our Senior Unsecured Credit Facility – Term Loan by one year; the new maturity date was January 31, 2018. On January 26, 2017, we exercised this option.

(c)
From January 1, 2017 to February 23, 2017, we repaid five non-recourse mortgage loans and transferred ownership of two international properties and the related non-recourse mortgage loan to the mortgage lender. A portion of these amounts were denominated in euros.

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Appendix – Fourth Quarter 2016

(d)
On February 22, 2017, we amended and restated our existing $1.75 billion unsecured credit facility, to be comprised of a $1.5 billion revolving credit facility maturing in four years with two six-month extension options and a €236.3 million ($250.0 million) term loan maturing in five years. We also entered into a new $100.0 million unsecured delayed draw term loan maturing in five years. From January 1, 2017 to February 23, 2017, we repaid certain amounts under our Senior Unsecured Credit Facility – Revolver.

(e)	On January 19, 2017, we completed a public offering of €500.0 million aggregate principal amount of 2.25% Senior Notes due July 19, 2024.

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Appendix – Fourth Quarter 2016

Terms and Definitions

Non-GAAP Financial Disclosures
AFFO
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc., or NAREIT, an industry trade group, has promulgated a non-GAAP measure known as FFO, which we believe to be an appropriate supplemental measure, when used in addition to and in conjunction with results presented in accordance with GAAP, to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental non-GAAP measure. FFO is not equivalent to nor a substitute for net income or loss as determined under GAAP.
We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004. The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from sales of property, impairment charges on real estate, and depreciation and amortization from real estate assets; and after adjustments for unconsolidated partnerships and jointly owned investments. Adjustments for unconsolidated partnerships and jointly owned investments are calculated to reflect FFO. Our FFO calculation complies with NAREIT’s policy described above.
We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of real estate-related intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries and unrealized foreign currency exchange gains and losses. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude non-core income and expenses such as property acquisition and other expenses, which includes costs recorded related to the restructuring of Hellweg 2, the reversal of liabilities for German real estate transfer taxes that were previously recorded in connection with the CPA®:15 merger and our formal strategic review, certain lease termination income, and expenses related to restructuring and other compensation-related expenses resulting from a reduction in headcount and employee severance arrangements. We also exclude realized gains/losses on foreign exchange transactions (other than those realized on the settlement of foreign currency derivatives), which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income to arrive at AFFO as they are not the primary drivers in our decision making process and excluding these items provides investors a view of our portfolio performance over time and makes it more comparable to other REITs which are currently not engaged in acquisitions, mergers and restructuring which are not part of our normal business operations. We use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation.
We believe that AFFO is a useful supplemental measure for investors to consider as we believe it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP or as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs.
Pro Rata Cash NOI
Cash net operating income, or cash NOI, is a non-GAAP financial measure that is intended to reflect the performance of our net leased and operating properties. We define cash NOI as cash rents from our leased and operating properties less non-reimbursable property expenses. Cash NOI excludes amortization of intangibles and straight-line rent adjustments that are included in GAAP lease revenues. We present cash NOI on a pro rata basis, referred to as pro rata cash NOI, to account for our share of income related to unconsolidated joint ventures and noncontrolling interests. We believe that pro rata cash NOI is a helpful measure that both investors and management can use to evaluate the financial performance of our leased and operating properties and it allows for comparison of our operating performance between periods and to other REITs. Pro rata cash NOI should not be considered as an alternative to net income as an indication of our financial performance or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present cash NOI and/or pro rata cash NOI, may not be directly comparable to the way other REITs present cash NOI.
Normalized Pro Rata Cash NOI
Normalized pro rata cash NOI is pro rata cash NOI as defined above adjusted primarily to exclude our pro rata share of cash NOI from properties disposed of during the most recent quarter and to include a full quarter’s pro rata cash NOI related to properties acquired or placed into service during the period. We believe this measure provides a helpful representation of our net operating income from our in-place leased and operating properties.

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W. P. Carey Inc.
Appendix – Fourth Quarter 2016

Adjusted EBITDA
We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because (i) it removes the impact of our capital structure from our operating results and (ii) because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments, and unrealized gains and losses from our hedging activity. Additionally, we exclude merger expenses related to the CPA®:16 merger, which are considered non-core, and gains and losses in real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash and non-core items, which may cause short-term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies.
Other Metrics
Pro Rata Metrics
This supplemental package contains certain metrics prepared under the pro rata consolidation method. We refer to these metrics as pro rata metrics. We have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. Under the full consolidation method, we report 100% of the assets, liabilities, revenues and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly owned investments, which we do not control, we report our net investment and our net income or loss from that investment. Under the pro rata consolidation method, we present our proportionate share, based on our economic ownership of these jointly owned investments, of the assets, liabilities, revenues and expenses of those investments.
ABR
ABR represents contractual minimum annualized base rent for our net-leased properties and reflects exchange rates as of the date of this report. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is not applicable to operating properties.

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